                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange act of 1934

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Check the appropriate box:
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    14a-6(e)(2))
[X] Definitive Proxy Statement
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                                WEST CORPORATION
                (Name of Registrant as Specified in its Charter)

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WEST CORPORATION

11808 Miracle Hills Drive

Omaha, Nebraska 68154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 15, 2003

To the Stockholders of

WEST CORPORATION,

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of West Corporation, a Delaware corporation (the “Company”), which will be held at 11808 Miracle Hills Drive, Omaha, Nebraska on May 15, 2003 at 9:00 a.m. Central Daylight Time, for the following purposes:

1.	To elect two directors to serve for a three-year term until the 2006 annual meeting of stockholders;

2.	To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2003;

3.	To vote on a proposal for the adoption of the 2002 Employees Stock Purchase Plan;

4.	To vote on a proposal for the adoption of a Nonqualified Deferred Compensation Plan;

5.	To vote on a proposal to increase the share reserve under the Restated West Corporation 1996 Stock Incentive Plan; and

6.	To consider and transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 3, 2003 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors,

Mary E. West

Vice Chair and Secretary

Dated: April 10, 2003

Whether or not you expect to be present at the Annual Meeting, please date and sign the enclosed proxy and return it promptly in the enclosed envelope. In the event you attend the Annual Meeting and vote in person, the proxy will not be used. These proxy materials are furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting and at any adjournment or postponement thereof.

WEST CORPORATION

11808 Miracle Hills Drive

Omaha, Nebraska 68154

PROXY STATEMENT

You are cordially invited to attend the Annual Meeting of Stockholders on May 15, 2003, to be held at 11808 Miracle Hills Drive, Omaha, Nebraska at 9:00 a.m. Central Daylight Time, and any adjournment or postponement thereof. The Company’s Annual Report to Stockholders, this Proxy Statement and accompanying proxy are first being mailed to stockholders on or about April 10, 2003. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting.

Proxy Information

Your vote is important. Because many stockholders cannot personally attend the Annual Meeting, it is necessary that a large number be represented by proxy. Stockholders may sign, date and mail their proxies in the postage-paid envelope provided or deliver their proxies by means of the Internet or telephone as described herein. Proxies may be revoked at any time before they are exercised by written notice to the Secretary, provided the notice of a properly executed later dated proxy is timely or by voting in person at the Annual Meeting.

All shares of Common Stock (“Common Stock”), par value $.01 per share, of the Company (the “Common Shares”) entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the Common Shares represented by that proxy will be voted at the discretion of the person or persons holding such proxy.

If any other matters are properly presented at the Annual Meeting for consideration, including, among others things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters to the same extent as the person signing the proxy would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

The Company may send only one Annual Report to Stockholders and Proxy Statement to multiple stockholders that share the same address. Upon written or oral request, the Company will promptly supply such stockholders additional copies of the Annual Report to Stockholders and Proxy Statement. Such requests should be made by contacting the Company either by mail addressed to the Company’s Secretary at the Company’s offices at 11808 Miracle Hills Drive, Omaha, Nebraska 68154 or by telephone at 402-963-1500. If stockholders sharing the same address are receiving multiple copies of the Annual Report to Stockholders and Proxy Statement, such stockholders can request delivery of a single copy of the Annual Report to Stockholders and Proxy Statement by contacting the Company at the above address.

Stockholders Entitled To Vote

Holders of record of the Common Shares at the close of business on April 3, 2003 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 66,213,533 Common Shares outstanding. Each Common Share is entitled to one vote on each matter brought before the Annual Meeting. On April 3, 2003, there were also 10,000,000 shares of authorized preferred stock, none of which have been issued.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information concerning the beneficial ownership of the Common Shares as of March 3, 2003, for (1) each person known to the Company to be a beneficial owner of more than five percent of the Common Shares; (2) each director and each nominee for director; (3) each executive officer designated in the section of this Proxy Statement captioned “Executive Compensation”; and (4) all directors and executive officers as a group. Except as otherwise noted, each person named below had sole voting and investment power with respect to such securities.

Name and Address of Beneficial Owners (1)	Amount Beneficially Owned (2)	Percent of Common Shares
Gary L. West (3)	45,462,363	68.7%
Mary E. West (3)	45,462,363	68.7%
Thomas B. Barker (5)	696,377	1.1%
Greg T. Sloma (4)(6)	18,300	*
William E. Fisher (7)	16,500	*
George H. Krauss (8)	6,000	*
Nancee R. Berger (9)	444,531	*
Mark V. Lavin (10)	168,850	*
Paul M. Mendlik	80,000	*
Steve M. Stangl (11)	60,664	*
Todd B. Strubbe (12)	91,002	*
All directors and executive officers as a group (14 persons) (13)	47,212,006	71.3%

*	Less than 1%
(1)	The address of each executive officer and director of the Company is c/o West Corporation, 11808 Miracle Hills Drive, Omaha, Nebraska 68154.
(2)	Beneficial ownership and percentages are calculated pursuant to Rule 13d-3 under the Exchange Act of 1934, as amended. Shares are deemed to be “beneficially owned” by a person who, directly or indirectly, has or shares (i) the power to vote or dispose of such shares whether or not such person has any pecuniary interest in such shares or (ii) the right to currently acquire the power to vote or dispose of such shares or the right to acquire the power to vote or dispose of such shares within 60 days of March 3, 2003, including, in each case, any right to acquire shares through the exercise of any option, warrant or right. Percentage calculations assume that all shares beneficially owned by a person are outstanding for purposes of calculating the percentage of Common Stock owned by such person. However, the unissued shares of Common Stock described above as deemed to be beneficially owned are not deemed to be outstanding for calculating the percentage of Common Stock owned by any other person. Except as otherwise indicated, the persons in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the footnotes to this table.
(3)	Common Shares held by the Wests are held in joint tenancy with right of survivorship. Voting power of these Common Shares is shared between them.
(4)	Includes 900 Common Shares held by Mr. Sloma’s daughter gifted December 4, 1997 and 1,400 shares held by Mr. Sloma’s son gifted December 13, 2002.
(5)	Includes 578,750 Common Shares which represent options which are currently exercisable or exercisable within 60 days following March 3, 2003.
(6)	Includes 16,000 Common Shares which represent options which are currently excercisable or exercisable within 60 days following March 3, 2003.
(7)	Includes 16,000 Common Shares which represent options which are currently exercisable or exercisable within 60 days following March 3, 2003.

(8)	Includes 6,000 Common Shares which represent options which are currently exercisable or exercisable within 60 days following March 3, 2003.
(9)	Includes 420,000 Common Shares which represent options which are currently exercisable or exercisable within 60 days following March 3, 2003.
(10)	Includes 166,250 Common Shares which represent options which are currently exercisable or exercisable within 60 days following March 3, 2003.
(11)	Includes 60,664 Common Shares which represent options which are currently exercisable or exercisable within 60 days following March 3, 2003.
(12)	Includes 12,500 Common Shares which represent options which are currently exercisable or exercisable within 60 days following March 3, 2003.
(13)	Includes 1,443,358 Common Shares which represent options which are currently exercisable or exercisable within 60 days following March 3, 2003.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors presently consists of six directors divided into three classes, each class serving for a period of three years. Two directors will be elected at the Annual Meeting to serve for a term expiring at the Company’s annual meeting of stockholders to be held in the year 2006.

The persons named in the enclosed proxy intend to vote such proxy for the election of the nominees named below, unless the stockholder indicates on the proxy card that the vote should be withheld from a nominee. The nominees elected as directors will continue in office until a successor has been duly elected and qualified, or until death, resignation or retirement. Should the nominees become unable to serve for any reason or, for good cause, will not serve, which is not anticipated, the Board of Directors may, unless the Board of Directors by resolution provides for a lesser number of directors, designate substitute nominees, in which event the person named in the enclosed proxy will vote for the election of such substitute nominees.

The Board of Directors has proposed the following nominees for election as directors at the Annual Meeting.

Nominees for Term Expiring at the Annual Meeting of Stockholders to be held in the Year 2006:

Thomas B. Barker

William E. Fisher

The Board of Directors recommends a vote FOR the election of the above named nominees for election as Directors.

Directors Whose Terms Will Expire in 2006

Thomas B. Barker joined the Company in 1991 as Executive Vice President of West Interactive Corporation. Mr. Barker was promoted to President and Chief Operating Officer of the Company in March 1995. Mr. Barker was appointed to the Board of Directors on April 17, 1997. Mr. Barker was promoted to President and Chief Executive Officer of the Company in September of 1998. Mr. Barker is 48 years of age.

William E. Fisher was appointed to the Board of Directors in 1997. Mr. Fisher is the President of Global Software Services, with CSG Systems, Inc. and has served in this role since September 2001. Previously, he was the founder, Chairman of the Board and Chief Executive Officer of Transaction Systems Architects, Inc. (“TSAI”) from its inception in 1993 until he retired from the company in May 2001. TSAI is an Omaha based company that develops, markets and supports a broad line of software products and services primarily focused on facilitating electronic payments. Mr. Fisher is 56 years of age. The Board of Directors considers Mr. Fisher an Audit Committee Financial Expert as defined by Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Fisher is independent, as that term is defined under the Securities Exchange Act of 1934, as amended.

Directors Whose Terms Will Expire in 2005

Gary L. West co-founded WATS Marketing of America (“WATS”) in 1978 and remained with that company until 1985. Mr. West joined the Company in July 1987 after the expiration of a noncompetition agreement with WATS. Mr. West has served as Chairman of the Board of Directors of the Company since joining the Company. Mr. West and Mrs. Mary E. West are husband and wife. Mr. West is 57 years of age.

Greg T. Sloma was appointed to the Board of Directors in 1997. In July of 2001, Mr. Sloma became Vice Chairman, Director of Mergers & Acquisitions of Data Transmission Network Corporation (“DTN”), an Omaha based provider of electronic information and communication services. Prior to holding this position, Mr. Sloma served as the company’s President and Chief Executive Officer. He has been an employee of DTN since April 1993, holding the positions of President & Chief Operating Officer, Executive Vice President and Chief Financial Officer and Executive Vice President and Chief Operating Officer. Prior to joining DTN, Mr. Sloma was a partner at Deloitte & Touche specializing in tax consulting. Mr. Sloma is 51 years of age. The Board of Directors considers Mr. Sloma an Audit Committee Financial Expert as defined by Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Sloma is independent, as that term is defined under the Securities Exchange Act of 1934, as amended.

Directors Whose Terms Will Expire in 2004

Mary E. West co-founded WATS in 1978 and remained with that company until December 1985. In January 1986, she founded the Company. Mrs. West has served as Vice Chair of the Board of Directors of the Company since 1987. Mrs. West and Mr. West are wife and husband. Mrs. West is 57 years of age.

George H. Krauss was appointed to the Board of Directors in 2001. Mr. Krauss is presently of Counsel to Kutak Rock LLP, a law firm, and a consultant to America First Companies, an investment company in Omaha, Nebraska. Mr. Krauss has been a member of the Kutak Rock LLP law firm since 1972 and was a partner from 1975 to 1997. He became of Counsel in 1997. Kutak Rock LLP has provided legal services to the Company during the fiscal year ended December 31, 2002. Further, the Company intends to retain Kutak Rock LLP during 2003. Mr. Krauss presently serves on the Board of Directors of Gateway, Inc. and of America First Mortgage Investments, Inc. Mr. Krauss also serves on the board of directors of a number of closely held companies and investment firms. Mr. Krauss is 60 years of age.

BOARD OF DIRECTORS AND COMPENSATION

As described in the Restated Bylaws of the Company, the Board of Directors has authority to fix the number of directors and the Board of Directors has fixed the number of its members at six. The Board of Directors currently consists of the following six directors: Gary L. West, Mary E. West, Thomas B. Barker, William E. Fisher, George H. Krauss and Greg T. Sloma.

Committees of the Board of Directors

The Board of Directors has two committees: the Compensation Committee and the Audit Committee. The Board of Directors does not have a Nominating Committee. The principal responsibilities of each committee are described below.

Compensation Committee. The Board of Directors has established a Compensation Committee, currently comprised of Messrs. West, Fisher and Sloma (the “Compensation Committee”), which provides recommendations concerning salaries and incentive compensation for employees of, and consultants to, the Company. It held one meeting during 2002 and during such time made all executive officer compensation decisions. Additional information regarding the Compensation Committee and its functions and responsibilities is included in this Proxy Statement under the caption “Board Compensation Committee Report on Executive Compensation.”

Audit Committee. The Board of Directors has also established an Audit Committee, comprised of Messrs. Fisher, Krauss and Sloma (the “Audit Committee”). The Audit Committee is responsible for meeting with the Company’s independent accountants regarding, among other issues, audits and adequacy of the Company’s accounting and control systems. The Audit Committee also recommends a firm of certified independent accountants to serve as the Company’s independent accountants, authorizes all audit fees and other professional services rendered by the accountants, reviews the independence of the accountants and ensures the objectivity of the Company’s financial statements. Additional information regarding the Audit Committee and its functions and responsibilities is included in this Proxy Statement under the caption “Report of the Audit Committee of the Board of Directors.”

Attendance at Meetings of the Board of Directors and of Committees

The Board of Directors met five times during the fiscal year ended December 31, 2002. Each of the directors who served during such period attended at least 75% of the aggregate number of meetings of the Board of Directors and any committee of which they were members during such period. The Compensation Committee met once during the fiscal year ended December 31, 2002. The Audit Committee met once each quarter during the fiscal year ended December 31, 2002.

Directors’ Annual Compensation

During the fiscal year ended December 31, 2002, Messrs. Fisher, Krauss and Sloma, non-employee members of the Board of Directors, each received $21,000 in directors’ fees. The Company is obligated to reimburse the members of the Board of Directors for all reasonable expenses incurred in connection with their attendance at directors’ meetings. Messrs. Fisher and Krauss were reimbursed $292 and $420, respectively, for expenses incurred in connection with their attendance at directors’ meetings. Members of the Board of Directors who are not employees of the Company receive $3,500 per meeting and $7,000 for the year-end Audit Committee meeting, plus reasonable expenses incurred in connection with their attendance at directors’ meetings. Pursuant to the Company’s Restated 1996 Stock Incentive Plan effective June 3, 2002 (the “Incentive Plan”), members of the Board of Directors are entitled to be granted options to acquire 14,000 Common Shares as of the date of their first election to the Board of Directors (the “Initial Grant”). They are also granted options to purchase 5,000 Common Shares as of each of the Company’s annual stockholders’ meetings provided that such director remains a member of the Board of Directors at such time (the “Annual Grant”). The vesting schedule for these options is a three-year period. For the Initial Grant, options for 6,000 Common Shares vest on the first anniversary of the date of grant and options for 4,000 Common Shares vest on the second and third anniversary of the date of grant. For the Annual Grant, 1,000 Common Shares vest on the first anniversary of the date of grant and 2,000 Common Shares vest on the second and third anniversary of the date of grant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation of the Company’s Chief Executive Officer and the five other most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”) for each of the last three fiscal years. There were no stock appreciation rights outstanding during the fiscal year ended December 31, 2002.

Name and Principal Position	Fiscal Year	Annual Compensation		Restricted Stock Awards (#)	Long-Term Compensation Awards	All Other Compensation ($)(1)
		Salary ($)	Bonus ($)		Securities Underlying Options (#)
Thomas B. Barker	2002	475,000	—	—	50,000	16,075
President, Chief Executive	2001	475,000	200,000	—	—	13,752
Officer and Director(2)(3)	2000	450,540	777,151	—	—	12,809

Nancee R. Berger	2002	290,000	—		—	16,075
Chief Operating Officer(2)	2001	290,000	212,890		—	15,281
	2000	275,360	472,110		—	14,038

Mark V. Lavin	2002	200,000	477,803	—	20,000	10,729
President—Operator Teleservices	2001	200,000	—	—	—	13,752
	2000	200,000	496,069	—	—	12,809

Steve M. Stangl	2002	200,000	158,658	—	20,000	10,729
President —Interactive Teleservices(3)	2001	200,000	676,015	—	12,500	8,153
	2000	175,000	198,282	—	12,500	7,983

Todd B. Strubbe	2002	250,000	100,000	—	—	55,571
President, CEO—West Direct, Inc.(4)(5)	2001	100,961	100,000	—	50,000	22,118

Paul M. Mendlik	2002	302,854	41,667	80,000	—	3,306
Chief Financial Officer, Executive Vice
President—CFO and Treasurer(6)

Michael A. Micek	2002	244,904	10,432	—	—	12,042
Chief Financial Officer, Executive Vice	2001	225,000	134,197	—	—	13,752
President—Finance, CFO and Treasurer(7)	2000	215,828	323,047	—	—	12,742

(1)	These amounts reflect matching contributions made by the Company on behalf of each Named Executive Officer pursuant to the Company’s Employee 401(k) Retirement Plan or Non-Qualified Retirement Plan and medical, dental and life insurance premiums paid by the Company on behalf of each Named Executive Officer.
(2)	On May 4, 2000, Mr. Barker and Ms. Berger purchased, at fair market value, equity interests representing 4.0% and 1.25%, respectively, of the common shares of the Company’s majority owned subsidiary, West Direct, Inc. (“West Direct”) at December 31, 2002. On March 1, 2002, Mr. Barker purchased, at fair value, an additional equity interest representing 1.0% at December 31, 2002. The equity interests vest over a five-year period and are non-transferable prior to such vesting. See “Certain Transactions and Relationships—West Direct Reorganization.”
(3)	Mr. Barker also received $238,899 in bonus compensation in 2001 that was earned in 2000. Ms. Berger also received $191,120 in bonus compensation in 2001 that was earned in 2000. Mr. Stangl also received $205,781 in bonus compensation in 2001 that was earned in 2000. Mr. Lavin also received $143,946 in bonus compensation in 2001 that was earned in 2000. The bonuses earned in 2000 and paid in 2001 were properly accrued in the financial statements of the Company. The amounts for 2000 in this table do not include this bonus compensation.

(4)	Mr. Strubbe joined West Direct in July 2001 as President and Chief Executive Officer. Therefore, the 2001 compensation represents a partial year. Further, Mr. Strubbe received $47,342 and $22,118 for moving expenses in 2002 and 2001, respectively. This amount is included in other compensation.
(5)	On July 30, 2001, Mr. Todd Strubbe, President and Chief Executive Officer of West Direct purchased, at fair value, an equity interest representing 4.0% of the common shares of West Direct at December 31, 2002. The equity interest vests over a five-year period and is non-transferable prior to such vesting. See “Certain Transactions and Relationships—West Direct Reorganization.”
(6)	Paul M. Mendlik became Executive Vice President—Chief Financial Officer and Treasurer of the Company effective November 4, 2002. Mr. Mendlik entered into restricted stock agreements with the Company pursuant to which he received an aggregate of 80,000 shares of Company Common Stock. These shares of restricted stock were not issued pursuant to the Incentive Plan. The restricted shares were issued from stock held in treasury and are reported in the consolidated financial statements of the Company as outstanding shares. These shares of Company Common Stock vest in equal tranches on January 1, 2003 and on the second, third, fourth and fifth anniversaries of the date of grant. The restricted shares are subject to forfeiture until vested. Mr. Mendlik has the right to receive all dividends and distributions paid on such shares of Common Stock even if they have not yet vested. The fair value of these restricted shares on the grant date was $16.825 per share. The total fair value of these restricted shares at $16.825 per share was $1,346,000. At December 31, 2002 these 80,000 shares had a market value of $1,332,400. These restricted shares vest over five years. The Company will recognize compensation expense over the vesting period. During 2002, $269,200 was recognized as compensation by the Company. That amount is included above as salary. Also, included in Mr. Mendlik’s other compensation is $3,306 for a life insurance premium.
(7)	Pursuant to a Separation Agreement, dated September 16, 2002, Michael A. Micek’s employment as Executive Vice President—Finance, Chief Financial Officer and Treasurer was terminated. In connection therewith, the Company purchased all of Mr. Micek’s vested and unvested shares of West Direct restricted common stock from him for an aggregate of $160,000. Mr. Micek will continue to provide consulting services to the Company for 24 months from his termination date for an annual consulting fee of $225,000.

Option Grants in the Last Fiscal Year

The following table sets forth the number of stock options granted to the Named Executive Officers during the year ended December 31, 2002 and the potential realized value at assumed annual rates of stock appreciation. These grants vest annually over four years. No other options were granted to the Named Executive Officers during the year ended December 31, 2002.

Name	Number of Securities Underlying Options (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/share)	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5% ($)	10% ($)
Thomas B. Barker	12,500	3.7%	24.85	01/02/12	505,975	805,681
	12,500	3.7%	31.62	04/02/12	643,821	1,025,177
	12,500	3.7%	22.14	07/01/12	450,797	717,818
	12,500	3.7%	13.76	10/01/12	280,170	446,124

	50,000	14.8%			1,880,762	2,994,800

Mark V. Lavin	5,000	1.5%	24.85	01/02/12	202,390	322,273
	5,000	1.5%	31.62	04/02/12	257,528	410,071
	5,000	1.5%	22.14	07/01/12	180,319	287,127
	5,000	1.5%	13.76	10/01/12	112,068	178,449

	20,000	6.0%			752,305	1,197,920

Steve M. Stangl	5,000	1.5%	24.85	01/02/12	202,390	322,273
	5,000	1.5%	31.62	04/02/12	257,528	410,071
	5,000	1.5%	22.14	07/01/12	180,319	287,127
	5,000	1.5%	13.76	10/01/12	112,068	178,449

	20,000	6.0%			752,305	1,197,920

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth the number of Common Shares covered by options exercised or held by the Named Executive Officers, the value realized upon exercise of options and the value of the unexercised options as of December 31, 2002.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised in-the Money Options at Fiscal Year-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas B. Barker (1)	—	—	535,000	315,000	3,698,188	1,867,313
Nancee R. Berger (2)	50,000	1,374,055	351,250	173,750	2,428,016	1,201,047
Mark V. Lavin (3)	50,000	1,345,838	110,300	159,700	762,449	979,876
Steve M. Stangl (4)	45,660	1,239,705	15,888	89,962	45,000	389,825
Todd B. Strubbe	—	—	12,500	37,500	—	—
Paul M. Mendlik	—	—	—	—	—	—
Michael A. Micek	351,000	5,927,790	—	—	—	—

(1)	Based on a closing price of $16.60 per Common Share on December 31, 2002, Mr. Barker had 37,500 options not in the money at fiscal year end.
(2)	Based on a closing price of $16.60 per Common Share on December 31, 2002, Ms. Berger had 0 options not in the money at fiscal year end.
(3)	Based on a closing price of $16.60 per Common Share on December 31, 2002, Mr. Lavin had 15,000 options not in the money at fiscal year end.
(4)	Based on a closing price of $16.60 per Common Share on December 31, 2002, Mr. Stangl had 30,622 options not in the money at fiscal year end.

Equity Compensation Plan Information

The following table presents information on each of the Company’s equity compensation plans at December 31, 2002:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrant and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,380,456	$12.7981	2,254,910
Equity compensation plans not approved by security holders	325,000	26.0300	—

Total	4,705,456	$13.8100	2,254,910

Employment Agreements

Mr. Barker, Ms. Berger, Mr. Lavin and Mr. Stangl serve the Company pursuant to employment agreements dated as of January 1, 1999, as amended February 10, 2003 (the dates of the initial agreements are collectively referred to as the “Effective Date”). Mr. Strubbe serves the Company pursuant to an employment agreement dated July 30, 2001, as amended February 10, 2003. Mr. Mendlik serves the Company pursuant to an employment agreement dated September 12, 2002, effective November 4, 2002. Each agreement had or has an initial term of two years. Each agreement will be automatically renewed, subject to prior termination, for successive one-year periods on the second anniversary of the respective Effective Date and each anniversary thereafter unless either party gives notice of non-renewal. These agreements provide, respectively, for the employment of Mr. Barker as President and Chief Executive Officer of the Company, for Ms. Berger as Chief Operating Officer of the Company, for Mr. Lavin as President—Operator Teleservices, for Mr. Stangl as President—Interactive Teleservices, for Mr. Strubbe as President and Chief Executive Officer—West Direct and for Mr. Mendlik as Executive Vice President—Chief Financial Officer and Treasurer. Under the respective agreements, Mr. Barker’s base salary is $475,000 per year, Ms. Berger’s base salary is $290,000 per year, Mr. Lavin’s base salary is $200,000 per year, Mr. Stangl’s base salary is $200,000 per year, Mr. Strubbe’s base salary is $250,000 per year and Mr. Mendlik’s base salary is $250,000 per year. The agreements also provide for an annual bonus determined at the discretion of the Board of Directors, except for Mr. Mendlik’s agreement, which guarantees a bonus of $62,500 per quarter for the first two years of employment which may be increased subject to certain Company performance criteria set forth in the employment agreement. Further, Mr. Mendlik’s employment agreement provides for the quarterly granting of 25,000 stock options for eight consecutive quarters commencing on January 2, 2003. In the event of death, termination for cause or without cause or resignation, the Company will pay any salary earned through the date of termination, any bonus earned at the end of the month immediately preceding the date of termination and all vested benefits, if any, as of the date of termination. In the event of a termination without cause, or resignation, the employment agreements provide for the executive to remain as a consultant to the Company for at least twenty-four months following termination of employment.

Board Compensation Committee Report on Executive Compensation

The Company’s executive compensation program is administered by the Compensation Committee. The Compensation Committee is currently composed of two non-employee directors and one employee director. The Compensation Committee approves compensation objectives and policies as well as compensation plans and specific compensation levels for all executive officers. The Company formed the Compensation Committee in order to administer the executive compensation program commencing with the fiscal year ended December 31, 1997.

The Compensation Committee seeks to provide a total compensation package that will motivate and retain key employees. The Compensation Committee also seeks to provide incentives to achieve short and long-term business objectives that will enhance the value of the Common Shares. When determining compensation amounts, the Compensation Committee considers (1) the base salary levels of executives with similar responsibilities in companies in a similar line of business, (2) the executive’s experience in his or her position at the Company and in the line of business as well as his or her performance over a sustained period of time, and (3) the historical and projected financial performance of the Company and the particular division associated with the executive. An analysis of the financial performance includes a review of such measures as revenues, operating margin, net income, return on stockholders’ equity, return on revenues, and total market value. The Compensation Committee makes a subjective determination based upon a collective consideration of all such factors. Compensation for the Named Executive Officers for the fiscal year ended December 31, 2002, was comprised of three components: (1) base salary, (2) cash bonuses and (3) long-term incentive compensation.

The Compensation Committee has based bonuses for executive officers on the attainment of financial targets set forth in formulas described in each of their employment agreements. The formulas are individually tailored to motivate the particular executive in accordance with his or her position, his or her prior performance, and the potential impact he or she could have on the growth of sales and profit for the Company and the division with which he or she is associated. For the fiscal year ended December 31, 2002, Interactive Teleservices and West Direct met and exceeded the minimum objectives, as set forth in the respective employment agreements, and accordingly these executives received quarterly bonuses in each quarter. The Company met the minimum objectives, as set forth in the Operator Teleservices and corporate-level executives’ employment agreements, only in the first and second quarter of the fiscal year ended December 31, 2002 and accordingly these executives received quarterly bonuses only in the first and second quarter. Direct Teleservices did not meet the minimum objectives, as set forth in the executives’ employment agreements in any quarter during the fiscal year ended December 31, 2002 and accordingly these executives received no quarterly bonuses.

Long-term incentive compensation opportunities are provided through grants of stock options, stock appreciation rights, restricted stock awards, phantom stock unit awards, performance share unit awards and other stock bonus awards under the Incentive Plan. All grants are made at exercise prices which are at least equal to the fair market value of the Common Shares on the date of grant in order that executives can gain only when stockholders gain. In making grants under the plan for fiscal year 2002, the Compensation Committee considered an employee’s position with the Company and relevant responsibilities, service, individual and Company performance and the anticipated length of future service. In addition to the Incentive Plan, the Company also sponsors the Company’s 2002 Employees Stock Purchase Plan (the “Purchase Plan”) which provides employees the opportunity to purchase Common Shares through annual offerings to be made during the five year period commencing July 1, 2002.

Grants of options to acquire Common Shares are utilized by the Company as an employment incentive to recruit and retain persons necessary for the development and financial success of the Company. The grant of options is provided for under the restated Incentive Plan which has 9,499,500 Common Shares available for the grant of incentive awards, and subject to the approval of the stockholders of Proposal 5, an additional 3,000,000 Common Shares will be available for the grant of incentive awards. Grants of options were made to directors of the Company in 2002. On May 15, 2002, 15,000 options were granted to the three outside directors at $26.14 per Common Share. On January 2, 2002, 80,750 options were granted to employees at $24.85 per Common Share. On April 2, 2002, 78,250 options were granted to employees at $31.62 per Common Share. On June 3, 2002, 2,500 options were granted to an employee at $24.64 per Common Share. On July 2, 2002, 78,250 options were granted to employees at $22.14 per Common Share. On September 3, 2002, 2,500 options were granted to an employee at $18.02 per Common Share. On October 1, 2002, 78,250 options were granted to employees at $13.76 per Common Share. On December 2, 2002, 2,500 options were granted to an employee at $18.02 per Common Share. At December 31, 2002, 4,380,456 options held by employees and directors of the Company were outstanding, 2,864,134 options had been exercised under the Incentive Plan and 2,254,910 options were available for future grants.

The Compensation Committee believes that the role of Chief Executive Officer is particularly important in reaching corporate objectives and accordingly reviews the Chief Executive Officer’s compensation package annually based on his performance as Chief Executive Officer and the overall performance of the Company.

The Compensation Committee determined that Mr. Barker should be eligible to receive compensation in the form of a base salary, cash bonus and long term incentives. In establishing Mr. Barker’s compensation, the Compensation Committee has compared his compensation with the compensation of the chief executive officers in the Company’s industry in relation to the relative performance of the Company with respect to the industry. For setting Mr. Barker’s fiscal 2002 compensation, the Compensation Committee also considered the Company’s performance during the fiscal year. The Compensation Committee recognized Mr. Barker’s leadership skills in assembling and developing a strong management team and his role in guiding the Company through its growth since 1995 in his roles as President and then as Chief Executive Officer. The Committee also considered Mr. Barker’s strong industry background as well as his unique ability to manage significant growth in a profitable manner for the benefit of the stockholders. For the fiscal year ended December 31, 2002 for serving as Chief Executive Officer and President, Mr. Barker received a base salary of $475,000 and a cash bonus of $0.

The Compensation Committee believes that Mr. Barker’s actual compensation for the fiscal year was appropriate in light of the above considerations.

Section 162(m) of the Internal Revenue Code of 1986, as amended, (the “Code”) generally disallows a tax deduction to public companies for annual compensation over $1 million paid to each of the corporation’s Chief Executive Officer and four other most highly compensated executive officers, except to the extent such compensation qualifies as “performance-based.” Based on information currently available, the Compensation Committee believes that all compensation arrangements that could potentially result in the compensation of any Named Executive Officer exceeding $1 million will qualify as performance-based and that all compensation paid to the Company’s Named Executive Officers will be fully deductible. Provided that other Company objectives are met, the Company intends to structure future incentive compensation arrangements for its Named Executive Officers in a manner that will allow such compensation to be fully deductible for Federal income tax purposes.

The Compensation Committee

William E. Fisher

Greg T. Sloma

Gary L. West

December 2, 2002

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate filings by reference, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

Compensation Committee Interlocks And Insider Participation

During the fiscal year ended December 31, 2002, the Compensation Committee was composed of two non-employee directors, Messrs. Fisher and Sloma, and one employee director, Mr. West.

Report of the Audit Committee of the Board of Directors

The Audit Committee is responsible for overseeing the Company’s accounting functions and internal controls and for recommending to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent accountants. The Audit Committee is composed of independent directors of the Company, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, and acts pursuant to a written charter adopted by the Board of Directors.

The Audit Committee has reviewed and discussed with management and the independent accountants the audited financial statements for the fiscal year ended December 31, 2002. In addition, the Audit Committee has discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The independent accountants, Deloitte & Touche LLP (“D&T”), provided to the Audit Committee the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended. The Audit Committee has reviewed and discussed with the independent accountants the firm’s independence and has considered the compatibility of non-audit services with the auditors’ independence.

Based on its review of the audited financial statements and the various discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

The Board of Directors has advised the Audit Committee that it has reviewed and discussed Section 407 of the Sarbanes-Oxley Act of 2002 defining an audit committee financial expert. Based on the definition of an audit committee financial expert and the acquired knowledge and experiences of Messrs. Fisher and Sloma, the Board of Directors has determined that both are considered audit committee financial experts.

The Audit Committee

William E. Fisher

George H. Krauss

Greg T. Sloma

January 29, 2003

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate filings by reference, including this Proxy Statement, in whole or in part, the foregoing Report of the Audit Committee shall not be incorporated by reference into any such filings.

Performance Graph

The following performance graph compares the Company’s cumulative total stockholder return for the preceding five year period with the cumulative total return of the S&P 500 Index, and a composite group of companies (the “Composite Index”) in each case assuming an investment of $100 on December 31, 1997 and the accumulation and reinvestment of dividends through December 31, 2002. The Composite Index consists of companies that provide outsourced customer relationship management (CRM) solutions and is comprised of the following companies: AEGIS Communications Group, Inc., APAC Teleservices, Inc., Convergys Corporation, ICT Group Inc., RMH Teleservices Inc., Sitel Corporation, Sykes Enterprises, Inc., Telespectrum Worldwide Inc. and Teletech Holdings, Inc. The total stockholder return for each company in the Composite Index has been weighted according to its market capitalization.

*	Assumes $100 invested on 12/31/97 in stock or index-including reinvestment of dividends. Total return based on market capitalization.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, certain officers and stockholders holding more than ten percent of the Common Shares to file reports of holdings and transactions in the Common Shares with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent stockholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, no other reports were required. All Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during, or in respect of, the fiscal year ended December 31, 2002, except Gary L. West and Mary E. West who did not file a Form 4 on a timely basis.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Lease

The Company leases a building located at 9910 Maple Street, Omaha, Nebraska, which houses one of its call center operations as well as several administrative support departments. The building has 42,000 square feet of leasable space and is situated on a parcel of land of approximately 4.4 acres. This building is owned by  99-Maple Partnership, a partnership owned and controlled by Gary L. West, the Company’s Chairman of the Board, and Mary E. West, the Company’s Vice Chair of the Board and Secretary. This lease commenced on April 1, 1988, and was renewed on September 1, 1994, for a term of ten years. For the period commencing September 1, 1999 and ending August 31, 2000, the rent was $71,000 per month, with rent increases each year thereafter at a rate of approximately six percent. For the period commencing September 1, 2003, and ending August 31, 2004, the rent will be $89,635 per month. In addition to payment of rent, the Company is obligated to pay all taxes, insurance and maintenance pertaining to the building.

Registration Rights Agreements

The Company, Gary L. West, Mary E. West, Troy L. Eaden and each of the former stockholders of West Telemarketing Corporation, West Interactive Corporation, West Telemarketing Corporation Outbound, and West Interactive Canada, Inc. (the “West Affiliates”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) as of November 25, 1996, which, among other things, provides that upon the request of the Wests or Mr. Eaden, the Company will register under the Securities Act of 1933 as amended, any of the Common Shares currently held by or acquired in the future by the foregoing (a “Demand Registration”). Pursuant to the Registration Rights Agreement the Wests, collectively, and Mr. Eaden, individually, each were granted the right to request four Demand Registrations. Each of the foregoing and each of the seven other former stockholders of the West Affiliates were granted the right, which may be exercised at any time and from time to time in the future, to include the Common Shares held by him or her in certain other registrations. Mr. Eaden exercised one of these demand rights in 2000. None of the seven other former stockholders of the West Affiliates currently own stock to include in any subsequent registration.

Mendlik

Paul M. Mendlik became Executive Vice President—Chief Financial Officer and Treasurer of the Company effective November 4, 2002. Mr. Mendlik had been a partner at D&T, the Company’s independent auditors, from 1984 to November 1, 2002, and also served as the regional partner overseeing D&T’s audit and assurance practice. Since 1996 through August 2002, he led the engagement team responsible for providing auditing and other tax and accounting services to the Company.

West Direct Reorganization

Thomas B. Barker, Nancee R. Berger, Rodney J. Kempkes and Todd B. Strubbe, each executive officers of the Company or West Direct, purchased at fair value equity interests representing in the aggregate 12.25% of the common stock of West Direct as of December 31, 2002. Purchases by executive officers of the Company are described in notes 2 and 5 to the Summary Compensation Table.

On April 1, 2003, the Company consummated a reorganization merger involving its 87.75% owned subsidiary, West Direct. Pursuant to that certain Agreement and Plan of Merger dated as of March 31, 2003 (the “Merger Agreement”), by and among the Company, West Direct, WD Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Acquisition”), and each of the West Direct stockholders named therein, West Direct merged (the “Merger”) with and into Acquisition, with Acquisition surviving the Merger with the name “West Direct, Inc.” As a result of the Merger and subject to the terms of the Merger Agreement, the Company owns 100% of West Direct and each share of common stock of West Direct (other than those held by the Company or a subsidiary of the Company) was automatically converted into the right to receive 1.9625 shares of Company Common Stock. The four minority stockholders of West Direct named above, who are each executive officers of the Company or West Direct, received an aggregate of 240,411 shares of Company Common Stock in the Merger, some of which is subject to vesting requirements. Holders of outstanding and unexercised options exercisable for shares of Common Stock of West Direct received options of equivalent value exercisable for 97,143 shares of Company Common Stock pursuant to the Company’s Restated 1996 Stock Incentive Plan. The Merger and the transactions contemplated thereby were approved by the Board of Directors of the Company.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed D&T to be the Company’s auditors for the fiscal year ending December 31, 2003 and recommends to stockholders that they vote for ratification of that appointment. D&T served in this capacity for the fiscal year ended December 31, 2002. Its representative will be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions. The appointment of auditors is approved annually by the Board of Directors and subsequently submitted to the stockholders for ratification. The decision of the Board of Directors is based on the recommendation of the Audit Committee, which reviews and approves in advance the audit scope, reviews the types of nonaudit services, and the estimated fees for the coming year. The Audit Committee has also considered whether the provision of nonaudit services is compatible with maintaining the independence of the auditors.

The Board of Directors recommends a vote FOR this proposal.

Audit Fees

The aggregate fees billed by D&T, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $163,300.

Financial Information Systems Design and Implementation Fees

No fees were billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees

The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under “Audit Fees” and “Financial Information Systems Design and Implementation Fees”, for the fiscal year ended December 31, 2002 were $278,000, including audit related services of $22,000 and non-audit services of $256,000. Audit related services include the fees for the audits of the Company’s Employee 401(k) Retirement Plan and stand-alone audits of subsidiaries not required by United States Generally Accepted Auditing Standards. The non-audit services were primarily for professional services rendered for tax consulting.

PROPOSAL 3—ADOPTION OF THE 2002 EMPLOYEES STOCK PURCHASE PLAN

The Board of Directors believes that it would be in the best interests of the Company to give employees a greater stake in the Company through increased stock holdings and accordingly recommends adoption of the 2002 Employees Stock Purchase Plan (the “Purchase Plan”). The following summary describes the Purchase Plan. This summary is qualified in its entirety by reference to the specific provisions of the Purchase Plan, a copy of which is on file with the SEC.

General

Subject to the requisite affirmative shareholder vote at the Annual Meeting, the Purchase Plan will become effective as of July 1, 2002. The Purchase Plan will have a duration of five years, subject to earlier termination by the Board of Directors. Generally, all employees of the Company or its subsidiaries who are eligible to participate in the West Corporation Employee 401(k) Retirement Plan and Trust Agreement (the “401(k) Plan”) are eligible to participate in the Purchase Plan, although no employee may be granted an option if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. The approximate number of individuals eligible to participate in the Purchase Plan is 14,500. The proceeds of the sale of Common Stock and of administrative fees received under the Purchase Plan will constitute general funds of the Company and may be used by it for any purpose.

Administration

The Purchase Plan will be administered by the Compensation Committee or a committee composed of senior management. The Purchase Plan may be amended by the Board of Directors but may not be amended, without prior stockholder approval, to the extent required by Section 423 of the Code.

Shares Subject to the Purchase Plan

1,965,532 shares of Common Stock have been reserved for issuance under the Purchase Plan. The Purchase Plan provides for proportionate adjustments to reflect stock splits, stock dividends or other changes in the capital stock.

Purchase of Common Stock

The Purchase Plan permits employees to purchase Common Stock through payroll deductions during five consecutive annual offerings, beginning July 1, 2002. Participants may authorize payroll deductions of a specific percentage of compensation between 1% and 10%, with such deductions being accumulated for annual periods beginning on the first business day of each calendar year (each, an “Enrollment Date”) and ending on the last business day of each calendar year (each, an “Exercise Date”). On each Enrollment Date, the Company will grant to each participant an option to purchase the number of full shares of Common Stock which such participant’s accumulated payroll deductions on the Exercise Date will purchase at a purchase price of 100% of the fair market value of the Common Stock on the Enrollment Date. The maximum number of shares of Common Stock which may be purchased by a participant during any annual period is the lesser of (i) 1,000 shares of Common Stock, or (ii) the number obtained by dividing $25,000 by 100% of the fair market value of the Common Stock on the Enrollment Date.

Withdrawal

A participant may withdraw from participation in the Purchase Plan by written notice to the Company at any time prior to the last business day of an offering period, in which event the Company will promptly refund without interest the entire balance of their deductions not previously used to purchase Common Stock under the Purchase Plan. After such withdrawal, a participant’s option for the offering period is automatically terminated and no further payroll deductions may be made during the course of such offering period. If a participant withdraws from the Purchase Plan during an offering period, he or she may not resume participation until the next offering period. A participant may resume participation for any subsequent offering period by delivering to the Company a new subscription agreement at least ten business days prior to the date of enrollment for such offering period. Termination of employment cancels the participant’s right to continue in the Purchase Plan.

Market Value

The market value of the Common Stock as of April 3, 2003 was $19.91 per share.

Federal Tax Consequences

The following is a brief discussion of the Federal income tax consequences of transactions under the Purchase Plan based on the Code. The Purchase Plan is not qualified under Section 401(a) of the Code. This discussion does not address all aspects of Federal income taxation and does not describe state or local tax consequences.

Under Section 423(a) of the Code, the transfer of Common Stock to a participant pursuant to the Purchase Plan is entitled to the benefits of Section 421(a) of the Code. Under that Section, a participant will not be required to recognize income at the time the option is granted (e.g., the Enrollment Date) or at the time the option is exercised (e.g., the Exercise Date). In order for a participant to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 423(a) requires that the participant not dispose of the shares acquired during an offering period until the later of (x) two years from the applicable Enrollment Date or (y) one year from the applicable Exercise Date.

If a participant disposes of Common Stock acquired pursuant to the Purchase Plan before the expiration of the holding period requirements set forth above (a “disqualifying disposition”), the participant will realize, at the time of the disposition, “ordinary income” to the extent the fair market value of the Common Stock on the Exercise Date exceeds the amount paid for the shares.

The difference between the fair market value of the Common Stock on the Exercise Date and the amount realized on disposition is treated as long-term or short-term capital gain or loss, depending on the participant’s holding period in the Common Stock. The amount treated as “ordinary income” may be subject to the income tax withholding requirements of the Code and FICA withholding requirements. At the time of such disqualifying disposition, the Company will be entitled to deduct an amount in the determination of its taxable income equal to the amount taken into “ordinary income” by the participant.

The Company will not be entitled to any deduction in the determination of its taxable income with respect to the Purchase Plan, except in connection with a disqualifying disposition as discussed above.

New Plan Benefits

Because the purchase of Common Stock under the Purchase Plan is entirely within the discretion of the participant, the Company cannot forecast the extent or nature of awards that will be granted in the future. Therefore, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Purchase Plan. Information with respect to compensation paid and other benefits, including shares purchased in respect of the 2002 fiscal year to the Named Executive Officers is set forth in the Summary Compensation Table.

The Board of Directors recommends a vote FOR this proposal.

PROPOSAL 4—ADOPTION OF THE NONQUALIFIED DEFERRED COMPENSATION PLAN

The Board of Directors believes that it would be in the best interests of the Company to provide key employees with an opportunity to defer a portion of such key employee’s annual compensation and accordingly recommends adoption of the West Corporation Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”). The following summary describes the Deferred Compensation Plan. This summary is qualified in its entirety by reference to the specific provisions of the Deferred Compensation Plan, a copy of which is on file with the SEC.

General

On December 30, 2002, the Board of Directors approved the adoption of the Deferred Compensation Plan, and subject to the requisite affirmative shareholder vote at the Annual Meeting, the Deferred Compensation Plan will become effective as of such date. Employees designated by the Compensation Committee who are executive vice presidents or above and whose annual compensation was $100,000 or more in the year prior to the year in which such employee could make a salary deferral election are eligible to participate in the Deferred Compensation Plan. The approximate number of individuals eligible to participate in the Deferred Compensation Plan is 20.

Administration

The Deferred Compensation Plan is administered by the Compensation Committee, which has the power to interpret the Deferred Compensation Plan and make all other determinations with respect to the administration of the Deferred Compensation Plan.

Deferral of Compensation

An eligible employee may make a deferral election of up to 50% of such individual’s salary and up to 100% of such individual’s bonus, subject to a $10,000 minimum deferral and a $500,000 maximum deferral during any year.

Amounts deferred under the Deferred Compensation Plan are notionally invested, in percentages selected by the participant, either in Common Stock or in any of the investment funds available under the 401(k) Plan. To the extent any participant elects to notionally invest in Common Stock, the Company will make a matching contribution equal to a percentage of the amount deferred determined by the Company from time to time. Matching contributions are notionally invested in Common Stock, and are subject to a five year graded vesting schedule, such that if a participant voluntarily terminates his or her employment, or is terminated by the Company for cause, any non-vested portion will be forfeited.

Distributions

Amounts deferred will be distributed on a date on or after the fifth year of the year in which the deferral occurred, such date to be selected by the participant in his or her deferral election form. Amounts notionally invested in Common Stock will be distributed in shares of Common Stock, while amounts notionally invested in other investments will be distributed in cash.

Shares Subject to the Deferred Compensation Plan

The Board of Directors has reserved 1,000,000 shares of Common Stock to cover distributions required to be made in Common Stock.

Funding

The Deferred Compensation Plan is intended to be a “bonus plan” which is not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If the Deferred Compensation Plan is nonetheless determined to be so subject, it is intended to constitute a “plan which is unfunded and is maintained by the employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees,” as such phrase is used in ERISA. The Company’s obligations under the Deferred Compensation Plan, if any, to a participant will be unsecured and a participant will be treated as a general, unsecured creditor of the Company.

Amendment and Termination

The Company may amend, alter, modify or terminate the Deferred Compensation Plan on a prospective basis at any time, provided (i) that no such amendment, alteration, modification or termination shall adversely affect a participant’s entitlement to benefits attributable to amounts deferred in any plan year immediately prior to the plan year of the amendment, alteration, modification or termination of the Deferred Compensation Plan, and (ii) that until all amounts are distributed, the Company must continue to offer notional investments that are at least reasonably comparable to the options available prior to such amendment, alteration, modification or termination.

New Plan Benefits

Because any amount deferred under the Deferred Compensation Plan is entirely within the discretion of the participant, the Company cannot forecast the extent or nature of deferrals that will occur in the future. Therefore, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Deferred Compensation Plan.

The Board of Directors recommends a vote FOR this proposal.

PROPOSAL 5—INCREASE SHARE RESERVE OF THE

RESTATED WEST CORPORATION 1996 STOCK INCENTIVE PLAN

Subject to the requisite affirmative stockholder vote at the Annual Meeting, the Board of Directors has adopted an amendment to the Restated West Corporation 1996 Stock Incentive Plan (the “Incentive Plan”) increasing the aggregate number of shares of Common Stock for issuance thereunder by 3,000,000 shares of Common Stock. The Board of Directors believes that it would be in the best interests of the Company to give employees a greater stake in the Company through increased stock holdings and accordingly recommends approval of the amendment to the Incentive Plan. The following summary describes the Incentive Plan. This summary is qualified in its entirety by reference to the specific provisions of the Incentive Plan, a copy of which is on file with the SEC.

General

The Incentive Plan was originally adopted by the Company in September 1996, and was restated effective June 3, 2002. The purpose of the Incentive Plan is to provide a means through which the Company may attract able persons to become and remain employees, directors or consultants of the Company and to provide a means whereby they can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock. Employees, directors and consultants of the Company and its subsidiaries are eligible to receive awards under the Incentive Plan. The proceeds of the sale of Common Stock received under the Incentive Plan will constitute general funds of the Company and may be used by it for any purpose. Unless sooner terminated, the Incentive Plan will expire on September 24, 2006, after which date no awards may be granted.

Administration

The Incentive Plan is administered by the Board, the Compensation Committee or a committee appointed by the Board of Directors from among its members (the entity administering the Incentive Plan hereafter called the “Committee”). The Committee, in its sole discretion, determines which individuals may participate in the Incentive Plan and the type, extent and terms of the awards to be granted. In addition, the Committee interprets the Incentive Plan and makes all other determinations with respect to the administration of the Incentive Plan.

Awards

The Incentive Plan provides for the grants of options, restricted stock and other stock-based awards as the Committee may from time to time deem appropriate, including, but not limited to, stock appreciation rights, phantom stock awards, performance share units and stock bonuses. The terms and conditions of awards granted under the Incentive Plan are set out in award agreements between the Company and the individuals receiving such awards. Such terms include vesting conditions and the expiration dates for the awards.

The Incentive Plan allows for the grant of “incentive stock options,” which are intended to qualify for favorable tax treatment under Section 422 of the Code, and “non-qualified stock options,” which are not intended to qualify as incentive stock options. The exercise price of options granted under the Incentive Plan is determined by the Committee at the time of grant; provided, however, that the exercise price of an option will not be less than 85% of the fair market value of the Common Stock on the date of grant, and in the case of incentive stock options, will not be less than 100% of the fair market value of the Common Stock on the date of grant. Options will vest and become exercisable within such period or periods (not to exceed 10 years) as determined by the Committee and set forth in the applicable award agreement. Unless otherwise set forth in the award agreement, all options expire on the earlier of (i) ten years after grant, (ii) three months after (A) retirement, (B) any termination of employment or service with the written approval of the Committee, or (C) termination of employment or service by the Company without cause (each a “Normal Termination”), provided, however, that, for any Nonqualified Stock Option granted on or following January 1, 2003, if the Holder is an Executive Vice President or above on the Date of Grant, such Nonqualified Stock Option shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of such Normal Termination. In such event, the Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination, (iii) immediately upon termination of employment or service for cause, or (iv) twelve months after the death or disability of the optionee. Unless otherwise set forth in the award agreement, options will vest and become exercisable only during the period of employment or service with the Company and its subsidiaries such that upon such termination of employment or service the unvested portion of any outstanding option will expire. Options that have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by full payment of the option exercise price and any applicable withholding. The option exercise price may be paid by bank draft, certified personal check or by wire transfer and/or shares of Common Stock valued at the fair market value at the time the option is exercised (provided that such Common Stock has been held by the optionee for at least six months) or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the exercise price, or (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the exercise price.

The Incentive Plan also allows for the grants of restricted stock, which is Common Stock subject to vesting. Restricted stock vests in accordance with periods set by the Committee in the applicable award agreement. Certificates in respect of restricted stock are not issued to the recipient at the time of grant; instead, the certificates are held by the Company during the restricted period during which the restricted stock remains subject to vesting. In addition, during the applicable restricted period, shares of restricted stock are subject to transfer restrictions and forfeiture in the event of termination of employment with the Company. The Committee may impose other conditions at the time the award is granted.

The Committee may grant any other stock-based awards to any eligible participant under the Incentive Plan that the Committee deems appropriate, including, but not limited to, stock appreciation rights, phantom stock awards, performance share units, and stock bonuses. Any such award will have such terms and conditions as the Committee, in its sole discretion, so determines.

The Incentive Plan provides automatic grants of stock options to non-employee directors of the Company. On any date on or after February 1, 1997, that an individual first becomes a non-employee director, such individual will be automatically granted a nonqualified stock option to purchase 14,000 shares of Common Stock. Thereafter, for the remainder of the term of the Incentive Plan and provided such individual remains a non-employee director, on the date of each of the Company’s annual meeting of stockholders, each non-employee director shall be automatically granted a nonqualified stock option to purchase 5,000 shares of Common Stock. Options granted to non-employee directors have an exercise price equal to the fair market value of the Common Stock on the date of grant, and are generally subject to a three-year vesting schedule. Non-employee director options expire on the earlier of (i) ten years from the date of grant, (ii) three months following the date upon which the non-employee director ceases to be a member of the Board for any reason other than his death or disability, or (iii) one year following the date upon which the non-employee director ceases to be a member of the Board by reason of his death or disability.

Shares Subject to the Incentive Plan

Prior to the amendment for which stockholder approval is being sought, a maximum of 9,499,500 shares of Common Stock are available for issuance pursuant to the terms of the Incentive Plan; provided, however, that no more than 1,000,000 shares of Common Stock may be issued to any one person pursuant to awards of Options or stock appreciation rights during any one year. The Incentive Plan provides for proportionate adjustments to reflect stock splits, stock dividends or other changes in the capital stock.

Market Value

The market value of the Common Stock as of April 3, 2003 was $19.91 per share.

Change in Control

Except to the extent stated otherwise in any individual award agreement, upon the occurrence of a change in control of the Company (i) all outstanding options and stock appreciation rights shall become immediately exercisable in full, (ii) all restrictions with respect to outstanding shares of restricted stock shall lapse, (iii) all outstanding phantom stock units will be immediately converted into shares of Common Stock, or cash equivalents at the discretion of the Committee, and paid out to such holders, and (iv) the Committee will make a determination on the degree of achievement of all applicable performance goals with respect to outstanding performance share units and shall make such payments with respect thereto as it deems appropriate.

Nontransferabilitiy

Except as otherwise determined by the Committee, a person’s rights and interest under the Incentive Plan, including any amounts payable pursuant to an award, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a participant’s death, to a designated beneficiary to the extent permitted by the Incentive Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, allow in an award agreement for transfer of awards other than incentive stock options to other persons or entities.

Amendment and Termination

The Board of Directors may at any time terminate the Plan. With the express written consent of an individual participant, the Board of Directors or the Committee may cancel or reduce or otherwise alter outstanding awards. The Board of Directors or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Incentive Plan in whole or in part; provided that any such amendment shall be contingent on obtaining the approval of the shareholders of the Company if the Committee determines that such approval is necessary to comply with any requirement of law or rule of any stock exchange on which the Company’s equity securities are traded, or in order for awards to qualify for an exception from Section 162(m) of the Code.

Federal Tax Consequences

The following is a brief discussion of the Federal income tax consequences of transactions with respect to options under the Incentive Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences.

Incentive Stock Options. No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option. If Common Stock is issued to an optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes.

If the Common Stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally, (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company.

If an incentive stock option is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the option will generally be taxed as the exercise of a nonqualified stock option, as described below.

For purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an incentive stock option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a nonqualified stock option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her “regular” income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

Nonqualified Stock Options. With respect to nonqualified stock options: (1) no income is realized by the optionee at the time the option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Restricted Stock. Participants who receive grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time they are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”), less any purchase price paid by the participant for the restricted stock. Thus, the participant generally will realize taxable income at the end of the restricted period. However, a participant who so elects under Section 83(b) of the Code (an “83(b) Election”) within thirty days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the excess of the fair market value of such shares of restricted stock (determined without regard to the Restrictions) over the purchase price paid by the participant for the restricted stock. If the shares subject to an 83(b) Election are forfeited, the participant will be entitled only to a capital loss for tax purposes equal to the purchase price, if any, of the forfeited shares. With respect to the sale of the shares after the restricted period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares generally will be based on the fair market value of the shares on that date. However, if the participant makes an 83(b) Election, the holding period commences on the date of such election and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the Restrictions). The Company generally will be entitled to a tax deduction equal to the amount that is taxable as ordinary income to the participant, subject to applicable withholding requirements.

Special Rules Applicable to Corporate Insiders

As a result of the rules under Section 16(b) of the Exchange Act (“Section 16(b)”), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the Company and persons owning more than 10 percent of the outstanding shares of stock of the Company (“Insiders”) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

New Plan Benefits

Name and Position	Number of Options Under the Incentive Plan

Thomas B. Barker President, Chief Executive Officer and Director	(1)

Mark V. Lavin President—Operator Teleservices	(1)

Steve M. Stangl President—Interactive Teleservices	(1)

Todd B. Strubbe President, CEO—West Direct, Inc.	(1)

Paul M. Mendlik Chief Financial Officer, Executive Vice President—CFO and Treasurer	(1)

Michael A. Micek Former Chief Financial Officer, Executive Vice President—CFO and Treasurer	0

Executive Group	(1)

Non-Executive Director Group	15,000

Non-Executive Officer Employee Group	(1)

(1) Because the grant of awards under the Incentive Plan is entirely within the discretion of the Committee, the Company cannot forecast the extent or nature of awards that will be granted in the future. Information with respect to compensation paid and other benefits, including options granted in respect of the 2002 fiscal year to the Named Executive Officers is set forth in the Summary Compensation Table.

The Board of Directors recommends a vote FOR this proposal.

OTHER MATTERS

Required Vote

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote generally at the Annual Meeting is necessary to constitute a quorum. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a nominee holding Common Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

A plurality of the votes duly cast is required for the election of directors (i.e., the nominees receiving the greatest number of votes will be elected). The affirmative vote by the holders of the majority of the Common Shares present in person or represented by proxy and entitled to vote on the matter is required to approve any other matter to be acted upon at the Annual Meeting. For purposes of determining whether a matter has received the required number of votes for approval, abstentions will be included in the vote totals with the result that an abstention has the same effect as a negative vote. A “broker non-vote” will not be included in the vote totals and, therefore, will have no effect on the vote.

Stockholder Proposals

Stockholders who intend to present proposals at the 2004 annual meeting of stockholders, and who wish to have such proposals included in the Company’s Proxy Statement for the 2004 annual meeting of stockholders, must ensure that such proposals are received by the Secretary of the Company at 11808 Miracle Hills Drive, Omaha, Nebraska 68154, not later than December 13, 2003. In the event that the 2004 annual meeting of stockholders is called for a date that is not within 30 days before or after May 15, 2004, in order to be timely, notice by the stockholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. A stockholder proposal outside of the process of Rule 14a-8 will be considered untimely if received by the Company after February 25, 2004. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the Company’s Proxy Statement for the 2004 annual meeting of stockholders. Any stockholder interested in making a proposal is referred to Article II Section 11 of the Company’s Restated Bylaws.

Voting By Internet and By Telephone

Stockholders may grant a proxy to vote their shares by means of the Internet or by telephone. The law of Delaware, under which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the Company can determine that such proxy was authorized by the stockholder. The voting procedures below are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders’ instructions have been recorded properly.

Stockholders of record may go to http://www.eproxyvote.com/wstc to grant a proxy to vote Common Shares by means of the Internet. You will be required to provide a control number contained on your proxy card. You will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen and you will be prompted to submit them as desired. Stockholders of record may use any touch-tone telephone to call toll-free 1-877-779-8683 from the United States or Canada to grant a proxy to vote Common Shares. You will be required to provide a control number contained on your proxy card. You will then follow the voice prompts to transmit your voting instructions.

If your shares are held in “street name” (held for your account by a broker or other nominee) you must vote by mail unless you have made special arrangements with your broker or other nominee. Voting by Internet and voting by telephone are only available to stockholders of record on the close of business on April 3, 2003.

Telephone and Internet voting is available 24 hours a day, 7 days a week. Votes submitted via the Internet or by telephone must be received by 12:00 a.m. midnight on May 14, 2003. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

Solicitation of Proxies and Other Matters

At the date this Proxy Statement went to press, management does not know of any other matters to be brought before the Annual Meeting other than those referred to above. If any matter should be presented at the Annual Meeting upon which a vote properly may be taken, the Common Shares represented by the proxy will be voted at the discretion of the person or persons holding such proxy. The entire cost of soliciting management proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. Management of the Company intends to request banks, brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Shares held of record by such persons and entities.

The Company will provide to any stockholder a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 free of charge upon written request to its Secretary at 11808 Miracle Hills Drive, Omaha, Nebraska 68154.

Thomas B. Barker

President and Chief Executive Officer

Dated: April 10, 2003

Annex A

2002 EMPLOYEES STOCK PURCHASE PLAN

PURPOSE OF THIS PLAN

The purpose of this 2002 Employees Stock Purchase Plan is to provide employees a continued opportunity to purchase shares of the Common Stock, par value $.01 per share (the “Common Shares”), of West Corporation (the “Corporation”), through annual offerings to be made during the five-year period commencing July 1, 2002.

ADMINISTRATION

This Plan shall be administered by the Compensation Committee or such other committee that may be appointed by the Board of Directors from members of senior management (each, the “Committee”). The Committee shall have authority to make rules and regulations for the administration of this Plan; its interpretations and decisions with regard thereto shall be final and conclusive. Unless prohibited by law, the Committee may, at its discretion, decrease (but not increase) the limitations set forth at Sections 6.01(a), 6.02 and 8.02 hereof.

ELIGIBILITY

Except as provided below, all employees of the Corporation or its subsidiaries who are not covered by a collective bargaining agreement, shall be eligible to participate in this Plan but without giving effect to the restriction on persons under the age of 21 contained therein; provided, however, that each of such employees must have completed at least 20 hours of service per week for a one-year period. No employee may be granted an option if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Corporation or any subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Internal Revenue Code of 1986, as amended (the “Code”) shall apply in determining the stock ownership of an employee, and stock that the employee may purchase under outstanding options shall be treated as stock owned by the employee.

OFFERINGS

This Plan shall be implemented by consecutive offering periods until terminated in accordance with Article XXIII of this Plan. Each offering period shall be 12 months in duration, during which (or during such portion thereof as an employee may elect to participate) the amounts received as compensation by an employee shall constitute the measure of such of the employee’s participation in the offering as is based on compensation; provided, however, the first offering period shall commence on the first trading day after July 1, 2002 and ending on or prior to June 30, 2007.

PARTICIPATION

An employee eligible on the effective date of any offering may participate in such offering at any time by completing and forwarding a payroll deduction authorization to the employee’s appropriate payroll location. The form will authorize a regular payroll deduction from the employee’s compensation, and must specify the date on which such deduction is to commence, which may not be retroactive.

DEDUCTIONS

PAYROLL DEDUCTION ACCOUNTS

The Corporation shall maintain payroll deduction accounts for all participating employees. With respect to any offering made under this Plan, an employee may authorize a payroll deduction of a whole percentage (up to a maximum of 10%) of the compensation the employee receives on each payday during the offering period (or during such portion thereof in which the employee may elect to participate). All payroll deductions made for a participant shall be credited to his account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

At the time the option is exercised, in whole or in part, or at the time some or all of the Common Shares issued under the Plan is disposed of, the participant must make adequate provisions for the Corporation’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Shares. At any time, the Corporation may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Corporation to meet applicable withholding obligations, including any withholding required to make available to the Corporation any tax deductions or benefits attributable to sale or early disposition of Common Shares by the employee.

LIMITATION

No employee may be granted an option that permits his or her rights to purchase Common Shares under this Plan, and any other stock purchase plan of the Corporation and its subsidiaries, to accrue at a rate that exceeds $25,000 of the Fair Market Value of such shares (determined at the date such option is granted) for each calendar year in which the option is outstanding at any time.

DEDUCTION CHANGES

An employee may increase or decrease the employee’s payroll deduction by filing a new payroll deduction authorization at any time during an offering period. The change may not become effective sooner than the next pay period after receipt of the authorization.

PURCHASE OF SHARES

GRANT OF OPTION

Each employee participating in any offering under this Plan shall be granted an option, upon the effective date of such offering, for as many full Common Shares as the participating employee may elect to purchase with up to 10% of the compensation received during the specified offering period (or during such portion thereof as the employee may elect to participate), to be paid by payroll deductions during such period.

LIMITATION ON NUMBER OF SHARES

Notwithstanding the foregoing, in no event shall the number of shares purchased by an employee during an offering period exceed 1,000 shares.

PURCHASE PRICE

The purchase price for each share purchased shall mean an amount equal to 100% of the Fair Market Value of a share of Common Shares on the date of grant. As of the last day of the last pay period during any offering, the account of each participating employee shall be totaled, and, unless the participating employee has withdrawn as provided in Article XIII hereof, the employee shall be deemed to have exercised an option to purchase one or more full shares at the then-applicable price; the employee’s account shall be charged for the amount of the purchase; and ownership of such share or shares shall be appropriately evidenced on the books of the Corporation. If at the end of the offering the Fair Market Value of the Common Shares subject to the option is less than 100% of the Fair Market Value at the date of grant, then such option shall not be deemed exercised and the payroll deductions made with respect to such option shall be applied to the next offering unless the employee elects to have the payroll deductions withdrawn from the Plan and returned to the employee pursuant to Article XIII. Additional shares covered by the employee’s option shall be purchased in the same manner, as of the last day of each subsequent pay period during the offering period. A participating employee may not purchase a share under any offering period beyond 12 months from the effective date thereof. Any balance remaining in an employee’s payroll deduction account at the end of an offering period will be carried forward to the next offering period.

EMPLOYEE ACCOUNTS AND CERTIFICATES

Upon purchase of one or more full shares by a Plan participant pursuant to Article VIII hereof, the Corporation shall establish a book entry account in the name of the employee to reflect the share(s) purchased at that time. Unless otherwise determined by the Committee, certificates shall be issued only when necessary to comply with transaction requirements outside the United States. To request certificates, employees may call the Company’s Investment Relations officer.

REGISTRATION OF SHARES

Shares may be registered only in the name of the employee, or, if the employee so indicates on the employee’s payroll deduction authorization form, the employee may designate a beneficiary pursuant to Article XVI.

DEFINITIONS

BOARD

The term “Board” means the Board of Directors of the Corporation.

EXCHANGE ACT

The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

FAIR MARKET VALUE

The term “Fair Market Value” means, as of any date, the value of Common Shares determined as follows:

If the Common Shares is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”), its Fair Market Value shall be the average of the high and low sale price for the Common Shares (or the average of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Shares) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or If the Common Shares are quoted on NASDAQ (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the average of the closing bid and asked prices for the Common Shares on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or In the absence of an established market for the Common Shares, the Fair Market Value thereof shall be determined in good faith by the Committee.

RESERVES

The term “Reserves” means the number of Common Shares covered by each option under this Plan which have not yet been exercised and the number of Common Shares which have been authorized for issuance under this Plan but not yet placed under option.

RULE 16B-3

The term “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor provision.

SUBSIDIARY

The term “subsidiary” means a subsidiary of the Corporation within the meaning of Section 424(f) of the Code and the regulations promulgated thereunder.

TRADING DAY

The term “Trading Day” means a day on which the Common Shares (i) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (ii) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

RIGHTS AS A STOCKHOLDER

None of the rights or privileges of a stockholder of the Corporation shall exist with respect to shares purchased under this Plan unless and until such shares shall have been appropriately evidenced on the books of the Corporation.

WITHDRAWAL; TERMINATION OF EMPLOYMENT

A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under this Plan at any time prior to the last business day of an offering period by giving written notice to the Corporation. All of the participant’s payroll deductions credited to his account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the offering period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period. If a participant withdraws from this Plan during an offering period, he may not resume participation until the next offering period. He may resume participation for any other offering period by delivering to the Corporation a new subscription agreement at least 10 days prior to such offering period.

Upon a participant’s ceasing to be an employee, for any reason, he or she will be deemed to have elected to withdraw from this Plan and the payroll deductions credited to such participant’s account during the offering period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Article XVI hereof, and such participant’s option will be automatically terminated.

A participant’s withdrawal from an offering period will not have any effect upon his eligibility to participate in any similar plan which may hereafter be adopted by the Corporation.

INTEREST

No interest or other increment shall accrue or be payable with respect to any of the payroll deductions of a participant in the Plan.

STOCK

The Common Shares to be sold to participants under this Plan may, at the election of the Corporation, be either treasury shares or authorized but previously unissued Common Shares. The maximum number of Common Shares which shall be made available for sale under this Plan shall be [1,965,532] shares, subject to adjustment upon changes in capitalization of the Corporation as provided in Article XXI hereof. If on a given exercise date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under this Plan, the Corporation shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

DESIGNATION OF BENEFICIARY

A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under this Plan in the event of such participant’s death subsequent to the date on which the option is exercised but prior to delivery to such participant of such shares or cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under this Plan in the event of such participant’s death prior to exercise of the option.

Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Corporation shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

USE OF FUNDS

All payroll deductions received or held by the Corporation under this Plan may be used by the Corporation for any corporate purpose, and the Corporation shall not be obligated to segregate such payroll deductions.

REPORTS

Individual accounts will be maintained for each participant in this Plan. Statements of account will be given to participating employees within such time as the Committee may reasonably determine, which statements will set forth the amounts of payroll deductions, the purchase price, the number of shares purchased and the remaining cash balance, if any.

RIGHTS NOT TRANSFERABLE

Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

APPLICATION OF FUNDS AND ADMINISTRATIVE FEES

All funds received or held by the Corporation under this Plan may be used for any corporate purpose. The Committee may impose reasonable administrative fees on participating employees to defray the administrative costs of this Plan, which shall in no event exceed the actual administrative costs of this Plan. Initially, the fee shall be $10 per participating employee per offering period.

ADJUSTMENTS IN CASE OF CHANGES AFFECTING COMMON SHARES

CHANGES IN CAPITALIZATION

Subject to any required action by the stockholders of the Corporation, the Reserves as well as the price per share of Common Shares covered by each option under this Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Shares, or any other increase or decrease in the number of Common Shares effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares subject to an option.

DISSOLUTION OR LIQUIDATION.

In the event of the proposed dissolution or liquidation of the Corporation, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

MERGER OR ASSET SALE.

In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation (each, a “Transaction”), each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to terminate all outstanding options in exchange for a cash payment equal to the excess of the Fair Market Value of the Common Shares subject to options (determined at the date of the Transaction) over the purchase price thereof. For purposes of this paragraph, an option granted under this Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Shares for each share of Common Shares held on the effective date of the Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Shares in the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Shares covered by each outstanding option, in the event the Corporation effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Shares, and in the event of the Corporation being consolidated with or merged into any other corporation.

AMENDMENT OF THE PLAN

The Board may at any time, or from time to time, amend this Plan in any respect, except that, to the extent necessary to comply with Section 423 of the Code, the Corporation shall obtain the approval of a majority of the shares of stock of the Corporation then issued and outstanding and entitled to vote.

TERMINATION OF THE PLAN

This Plan and all rights of employees under any offering hereunder shall terminate:

on the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair; or at any time, at the discretion of the Board. No offering hereunder shall be made which shall extend beyond June 30, 2007.

GOVERNMENTAL REGULATIONS

The Corporation’s obligation to sell and deliver Common Shares under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such stock.

RULE 16B-3 LIMITATIONS

The terms and conditions of options granted hereunder to, and the purchase of Common Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 thereunder. This Plan shall be deemed to contain, and such options shall contain, and the Common Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

NOTICES

All notices or other communications by a participant to the Corporation under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

CONDITIONS UPON ISSUANCE OF SHARES

Common Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Common Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Common Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the Common Shares are being purchased only for investment and without any present intention to sell or distribute such Common Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned applicable provisions of law.

PLAN SHARES PURCHASES

Purchases of outstanding Common Shares may be made pursuant to and on behalf of this Plan, upon such terms as the Corporation may approve, for delivery under this Plan.

Annex B

WEST CORPORATION

NONQUALIFIED DEFERRED COMPENSATION PLAN

THIS NONQUALIFIED DEFERRED COMPENSATION PLAN dated as of this 30th day of December, 2002, is established and maintained by West Corporation, a Delaware corporation (the “Employer,” as further defined in Appendix I) for the benefit of its eligible key employees, as described below.

WITNESSETH THAT:

WHEREAS, the Employer recognizes valuable services performed by its employees, which have contributed to the success of the Employer;

WHEREAS, the Employer desires to establish a plan to allow a select group of management or highly compensated employees to defer a portion of their Compensation (as defined in Appendix I), and to provide retirement, death and other benefits as provided herein;

WHEREAS, each Participant, as defined below, desires to receive such benefits and to defer a portion of his or her Compensation; and

WHEREAS, the Employer desires to provide the terms and conditions upon which the Employer shall pay such benefits to the Participants;

NOW, THEREFORE, in consideration of these premises, the Employer hereby establishes the following nonqualified deferred compensation plan.

ARTICLE I

INTRODUCTION

1.1  Name and Purpose.    The Employer hereby establishes the West Corporation Nonqualified Deferred Compensation Plan, as set forth herein (the “Plan”), for the benefit of a select group of management or highly compensated employees of the Employer. The Plan is intended to be a deferred compensation plan for a select group of management or highly compensated employees, as described in Sections 201(2), 301(a)(3) and 401(a)(1) of Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Employer intends that the Plan (and any grantor trust described in Section 6.1) shall be treated as unfunded for tax purposes and for purposes of Title I of ERISA. The Employer’s obligations hereunder, if any, to a Participant (or to a Participant’s beneficiary) shall be unsecured and shall be a mere promise by the Employer to make payments hereunder in the future. A Participant (or the Participant’s beneficiary) shall be treated as a general, unsecured creditor of the Employer. The Plan is not intended to qualify under section 401(a) of the Internal Revenue Code (the “Code”).

1.2  Effective Date and Plan Year.    The Effective Date of this Plan is December 30th, 2002. The Plan will be administered on the basis of a 12-month period beginning on each January 1 (the “Plan Year”).

ARTICLE II

ELIGIBILITY AND PARTICIPATION

2.1  Eligibility.    Any employee who is an Executive Vice President or above of the Employer as of the Effective Date is eligible to participate in the Plan for the Plan Year commencing January 1, 2003. Thereafter, before the beginning of each Plan Year, the Compensation Committee will designate the employees eligible to participate in the Plan during such Plan Year from a select group of management or highly compensated employees, which means Executive Vice Presidents and above and other officers whose Compensation was $100,000 or more in the year prior to the year in which the Participant makes a salary deferral election pursuant to Section 3.1. An employee’s eligibility to make a deferral to the Plan in any given Plan Year does not guarantee that employee the right to make a deferral in any subsequent Plan Year.

2.2  Participation and Cessation of Participation.    An employee designated as eligible to participate in the Plan for any Plan Year may make a deferral election on a timely basis as described in Section 3, and if the employee makes such a deferral election he shall be referred to as a “Participant” until he or she has received a distribution of the entire Deferral Account (as defined in Section 3.2). A Participant in the Plan who separates from service with the Company and all of its subsidiaries and affiliates for any reason will cease to be eligible to defer compensation under this plan and will become entitled to distributions as described in Article V.

ARTICLE III

ENROLLMENT AND DEFERRAL ELECTIONS

3.1  Participant Elections to Defer.    Each Eligible Employee who intends to participate in the Plan shall make an Election to Defer, on a Deferred Compensation Election Form, that portion of his annual Compensation (if any) that shall be deferred hereunder, in accordance with the following:

(a)	Salary Deferral Elections. An Eligible Employee may elect to defer no more than 50% of his Salary. This Salary deferral election must be made in whole percentage increments.

(b)	Bonus Deferral. An Eligible Employee may make elect to defer, either in whole percentage increments or a flat-dollar amount, a portion of any periodic bonus payable to him or her; provided, however, that such election may exceed 100% of any amount that would otherwise be paid as a periodic bonus.

(c)	Minimum and Maximum Deferral. Notwithstanding any other provision of the Plan, an Eligible Employee who elects to defer a portion of his Compensation must elect to defer Salary and Bonus in an amount that is expected to be no less than $10,000, and in no event in excess of $500,000, during any one Plan Year.

(d)	Timing of Elections. No later than December 15 of each Plan Year, the Eligible Employee must make an Election to Defer a portion of his Compensation that otherwise would be payable in the following Plan Year. Notwithstanding the foregoing, Elections to Defer Compensation that otherwise would be payable for the entire 2003 Plan Year (beginning January 1, 2003) must be made no later than December 31, 2002; provided, however, that no later than January 15, 2003, a Participant who did not make an Election to Defer by December 31, 2002 may make an Election to Defer Compensation that otherwise would be payable for the period beginning February 1, 2003 and ending December 31, 2003. An Election to Defer shall remain in effect only for the Plan year specified in the Deferred Compensation Election Form. An Eligible Employee must file a separate salary or bonus deferral election before each December 15 in order to make deferral for the following Plan Year. Once made, the Election to Defer is irrevocable, subject only to the early distribution provisions of Section 6.1, or the one-time redeferral provision of Section 6.2.

(e)	Period of Deferral. Each Election to Defer made by an Eligible Employee shall include an election of the date on which the amount of such deferral (together with any investment gains thereon) will be distributed. Such date shall be no earlier than the fifth year following the Plan Year to which the Election to Defer relates, subject only to the early distribution provisions of Section 6.1, or the one-time redeferral provision of Section 6.2.

3.2  Deferral Account.    The Compensation Committee shall maintain in the name of each Participant a bookkeeping account known as the Participant’s “Deferral Account” for deferrals made in accordance with Section 3.1. A Participant’s Deferral Account shall include a subaccount for each deferral made under the Plan and any Employer contributions made to the Participant under the Plan. Each such subaccount shall reflect: (i) the amount deferred or contributed during that Plan Year, (ii) any amounts distributed during that Plan Year, and (iii) the total Earnings on the Deferral Account described in Section 3.3. Deferred amounts shall be credited to subaccounts as soon as practicable following the date bonuses and salary would otherwise have been paid to the Participant but for his deferral election. The portion of a Participant’s Deferral Account that is attributable to any Election to Defer (and any Earnings thereon) shall be nonforfeitable at all times.

3.3  Investment of Deferral Account.    A Participant shall direct the investment of his Deferral Account. A Participant shall have the right to elect to have his Deferral Account deemed to be invested, in percentages elected by the Participant, in hypothetical funds, the value of which shall track either:

(a)	Common stock of the Company (“Company Stock”); or

(b)	The investment funds available under the West Corporation Employee 401(k) Retirement Plan, or a successor plan (collectively, the “Measurement Funds”).

An election by a Participant to invest or not to invest his or her Deferral Account in Company Stock is an irrevocable election. Investment elections to any Measurement Fund other than Company Stock may be changed quarterly by the Participant (but only among such Measurement Funds) on such date and in such manner as determined by the Compensation Committee in its sole discretion. A Participant’s Deferral Account shall be credited or debited each payroll period (or, with respect to that portion of a Participant’s Deferral Account attributable to bonus deferral elections, each time a bonus is deferred into the Plan) based on the performance of each Measurement Fund selected by the Participant, as though (i) Participant’s Salary and Bonus deferrals were invested in the Measurement Fund(s) as of the date that they are credited to the Participant’s Deferral Account;; and (ii) any distributions made to Participant that decrease Participant’s Deferral Account balance ceased being invested in the Measurement Fund(s) and in the percentages applicable to such payroll period, no earlier than the last business day of the payroll period preceding the date of distribution, at the closing price on such date. Thereafter, the Measurement Funds that the Participant elects will be revalued each payroll period, based on the price of the Company Stock on that date, the value of the investment funds of the West Corporation Employee 401(k) Retirement Plan (or its successor) on that date, and the percentages in which the Participant is invested in each of the Measurement Funds.

Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Fund(s) are to be used for measurement purposes only, and the allocation of Participant’s Deferral Account to such Measurement Fund(s), the calculation of additional amounts and the crediting or debiting of such additional amounts to Participant’s Deferral Account shall not be considered or construed in any manner as an actual investment of Participant’s Deferral Account in any such Measurement
Fund(s).

To the extent a Participant’s Account is invested in Measurement Funds and is not entirely distributed within three years from the date the Participant separates from service with the Company for any reason, the Participant’s entire vested Deferral Account shall thereafter be deemed to be invested in a money market fund designated by the Compensation Committee until such Deferral Account is fully distributed to the Participant.

3.4  Adjustment of Participants’ Deferral Account.    As of the last day of each payroll period (each such date, and any other accounting date as determined by the Compensation Committee in its sole discretion, is referred to below as an “Accounting Date”), the Compensation Committee shall:

(a)	First, charge to the proper Deferral Accounts all payments or distributions made since the last preceding Accounting Date.

(b)	Next, credit each Participant’s Deferral Account with amounts deferred on behalf of the Participant made since the last preceding Accounting Date;

(c)	Next, credit each Participant’s Deferral Account with any Employer Contributions (as defined in Section 4.1) made on behalf of the Participant since the last preceding Accounting Date;

(d)	Next, adjust each Participant’s Deferral Account for applicable Earnings since the last preceding Accounting Date.

3.5  Additional Limitation on Deferral Elections.    Notwithstanding anything in this Section to the contrary, the Plan Administrator may limit a Participant’s deferral election if, as a result of any election, a Participant’s compensation from the Employers would be insufficient to cover taxes and withholding applicable to the Participant.

ARTICLE IV

EMPLOYER CONTRIBUTIONS

4.1  Employer Matching Contributions.    To the extent a Participant makes an Election to Defer Compensation and makes an Investment Designation that such deferrals and Earnings thereon initially be measured by Company Stock, the Employer will make a matching contribution (“Employer Matching Contribution”) equal to a percentage of such amount deferred as designated by the Employer from time to time. All Employer Matching Contributions shall be designated to be invested in shares of Company Stock and shall remain hypothetically invested in Company Stock. No Employer Matching Contribution will be made with respect to any amount deferred by the Employee for which Earnings are measured based on an Investment Designation other than Employer Stock.

4.2  Accounting for Employer Matching Contributions.    Employer Contributions on behalf of a Participant will be recorded in a separate subaccount maintained in the Participant’s Deferral Account as of the same date (the “Crediting Date”) that the underlying deferral is credited to the Participant’s Deferral Account. Such subaccount will be deemed to be invested in Company Stock and will be adjusted from time to time in the same manner as described in Section 3.4.

4.3  Vesting of Employer Matching Contributions.    The Participant’s nonforfeitable interest in Employer Matching Contributions attributable to any Plan Year will equal 20%, multiplied by the Participant’s Years of Service following the Plan Year that includes the applicable Crediting Date. If a Participant voluntarily terminates employment with the Employer or is terminated for Cause, any non-vested portion of his or her Deferred Compensation Account shall be forfeited immediately. If a Participant terminates employment because of his or her death or Disability or is terminated without Cause, if a Change in Control occurs, or if the Plan terminates, all amounts in the Participant’s Deferred Compensation Account will become nonforfeitable immediately.

ARTICLE V

FUNDING

The Employer, in its sole and absolute discretion, may (or may not) acquire any investment product or any other instrument or otherwise invest any amount to provide the funds from which it can satisfy its obligation to make benefit payments under this Plan. Any investment product or other item so acquired for the convenience of the Employer shall be the sole and exclusive property of the Employer (or a Trust established by the Employer) with the Employer (or the Trust) named as sole owner and sole beneficiary thereof. To the extent that a Participant or his or her Beneficiary acquires a right to receive payments from the Employer under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Employer.

ARTICLE VI

TIMING AND FORM OF BENEFIT PAYMENTS

6.1  Timing of Distribution.    The vested portions of a Participant’s Deferral Account shall be distributed as soon as practicable on the earlier of:

(a)	The deferred distribution date indicated on the Participant’s Deferred Compensation Election Form and in accordance with subsection 3.1(e);

(b)	The date that the Participant’s terminates employment with the Employer; and

(c)	The date the Employer terminates the Plan.

6.2  One-time Redeferral Election.    No later than the January 1 preceding the Plan Year in which a distribution under subsection 6.1(a) is to occur, a Participant may make a one-time election to defer any portion of such distribution for a period of not less than two years.

6.3  Form of Distribution.    Distributions from the Plan may be made in either a single, lump sum distribution or five annual installments (approximately 20% each year), as elected irrevocably by the Participant on his or her Deferred Compensation Election Form for such Plan Year. Distributions from the Participant’s Deferral Account that are invested in a Measurement Fund other than Company Stock will be distributed in cash. Distributions from the Participant’s Deferral Account that are invested in Company Stock shall be distributed solely in shares of Company Stock.

6.4  Beneficiaries.    A Participant may designate his or her primary Beneficiary or Beneficiaries to receive the amounts as provided herein after his or her death in accordance with the Beneficiary Designation provisions of the Participation Agreement. A Participant also may designate his or her contingent Beneficiary or Beneficiaries to receive amounts as provided herein if all primary Beneficiaries predecease the Participant or have ceased to exist on the date of the Participant’s death. In the absence of such a designation, the Employer shall pay any such amount to the Participant’s estate.

ARTICLE VII

ADMINISTRATION

7.1  Plan Administrator.    The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Plan Administrator”).

7.2  Plan Administrator’s Rights, Duties and Powers.    The Plan Administrator shall have all the powers necessary and appropriate to discharge its duties under the Plan, which powers shall be exercised in the sole and absolute discretion of the Plan Administrator, including, but not limited to, the following:

(a)	To construe and interpret the provisions of the Plan and to make factual determinations thereunder, including the power to determine the rights or eligibility under the Plan and amounts of benefits (if any) under the Plan, and to remedy ambiguities, inconsistencies or omissions, and such determinations by the Plan Administrator shall be binding on all parties.

(b)	To adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan and trust agreement, if any.

(c)	To direct the payment of distributions in accordance with the provisions of the Plan.

(d)	To employ agents, attorneys, accountants, actuaries or other persons (who also may be employed by the Employers) and to delegate to them such powers, rights and duties as the Plan Administrator may consider necessary or advisable to carry out administration of the Plan.

(e)	To appoint an investment manager to manage (with power to acquire and dispose of) the assets of the Employer that may be used to satisfy benefit obligations under the Plan, and to delegate to any such investment manager all of the powers, authorities and discretions granted to the Plan Administrator hereunder or under a Trust (if any).

7.3  Interested Plan Administrator Member.    If a member of the Plan Administrator is also a Participant in the Plan, the Administrator member may not decide or determine any matter or question concerning distributions of any kind to be made to the him or her or the nature or mode of settlement of his or her, unless such decision or determination could be made by the Plan Administrator member under the Plan if the Plan Administrator member were not serving within the Plan Administrator.

7.4  Expenses.    All costs, charges and expenses reasonably incurred by the Plan Administrator will be paid by the Employer. No compensation will be paid to a member of the Plan Administrator as such.

7.5  Claims.    The Employer shall afford a reasonable opportunity to the claimant whose claim for benefits has been denied for a review of the decision denying such claim. Ultimately, the interpretation and construction of this Plan by the Plan Administrator, and any action taken hereunder, shall be binding and conclusive upon all parties in interest, provided, however, that nothing herein shall prevent any Participant or Beneficiary from enforcing his or her rights as a general unsecured creditor hereunder.

7.6  Reports.    The Plan Administrator shall provide the Participant with a statement reflecting the amount of the Participant’s Deferral Account at least quarterly.

7.7  No Liability.    No employee, agent, officer, trustee, member, volunteer or director of the Employer shall, in any event, be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of this Plan, so long as such action or omission to act be made in good faith.

ARTICLE VIII

AMENDMENT AND TERMINATION

This Plan may not be amended, altered or modified, except by a written instrument signed by the Employer and the Participants effected thereby or their respective successors; provided that the Employer may amend, alter, modify or terminate this Plan on a prospective basis at any time, provided (i) that no such amendment, alteration, modification or termination shall adversely affect a Participant’s entitlement to benefits attributable to amounts credited to his or her Deferred Compensation Account in any Plan Year immediately prior to the Plan Year of the amendment, alteration, modification or termination of this Plan, and (ii) that until all amounts are distributed, the Employer must continue to offer Investment Designations that are at least reasonably comparable to the options available prior to such amendment, alteration, modification or termination.

ARTICLE IX

MISCELLANEOUS

9.1  Non-Assignability of Benefits.    Neither any Participant nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. Such amounts shall not be subject to seizure by any creditor of a Participant or any Beneficiary hereunder, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy or insolvency of any Participant or any Beneficiary hereunder. Any such attempted assignment or transfer shall be void and shall terminate the Participant’s participation in this Plan, and the Employer then may pay the benefits hereunder as if the Participant had terminated employment.

9.2  Impact on Other Benefits.    Except as otherwise required by the Code or any other applicable law, this Plan and the benefits provided herein are in addition to all other benefits which may be provided by the Employer to the Participants from time to time, and shall not reduce, replace or otherwise cause any reduction, in any manner, with regard to any of such other benefits.

9.3  Notices.    Any notice, consent or demand required or permitted to be given under the provisions of this Plan by the Employer or any Participant or Beneficiary shall be in writing, and shall be signed by the person or entity giving or making the same. If such notice, consent or demand is mailed, it shall be sent by United States certified mail, postage prepaid, addressed to the principal office of the Employer, or if to a Participant or Beneficiary to such individual or entity’s last known address as shown on the records of the Employer. The date of such mailing shall be deemed the date of notice, consent or demand.

9.4  Tax Withholding.    The Employer shall have the right to deduct from all deferrals and payments made under this Plan any federal, state or local taxes required by law to be withheld with respect to such deferrals and payments.

9.5  Governing Law.    This Plan shall be governed by and construed in accordance with the internal laws of the State of Nebraska.

IN WITNESS WHEREOF, the Employer has executed and adopted this Plan as of the Effective Date.

WEST CORPORATION

By:	/s/ PAUL M. MENDLIK
Its:

APPENDIX I

DEFINITIONS

Except as otherwise provided herein, the terms provided in this Appendix I shall have the following definitions wherever used in this Plan with initial capital letters.

Beneficiary means any person, entity, or any combination thereof the Participant names in the Participation Agreement as beneficiary to receive benefits under this Plan in the event of the Participant’s death, or in the absence of any such designation, the Participant’s estate. A Participant may amend his Participation Agreement to name a new Beneficiary at any time.

Cause means that the Participant has engaged in an act of willful misconduct, gross negligence, fraud or moral turpitude, as determined by the Employer.

Change in Control means during any period of two consecutive years or less: (i) individuals who at the beginning of such period constitute the entire Board of Directors of the Employer shall cease for any reason to constitute a majority thereof unless the election of, or nomination for election by the Employer’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (ii) the shareholders of the Employer approve any merger or consolidation as a result of which the common stock of the Employer shall be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of the Employer) or liquidation of the Employer or any sale or disposition of 50% or more of the assets or earning power of the Employer; or (iii) the shareholders of the Employer approve any merger or consolidation to which the Employer is a party as a result of which the persons who were shareholders of the Employer immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation.

Code means the Internal Revenue Code of 1986, as amended.

Compensation means the total cash compensation paid to a Participant for services rendered to the Company as an employee (as reported on Form W-2).

Deferred Compensation Account means the amounts attributable to the Participant as provided in Article IV of the Plan.

Disability means that a Participant has been considered “disabled” under the Employer’s long-term disability plan maintained for employees generally; provided, however, that if there is no such plan at the time, the Participant shall be considered “disabled” if he or she is entitled to collect disability benefits from the Social Security Administration.

Earnings means the amount credited to each Participant’s Deferred Compensation Account as Earnings as provided in Article III of the Plan.

Election to Defer, or Deferral Election means the provisions of the Participation Agreement providing for the Participant to elect to defer a portion of his or her Compensation, as amended from time to time.

Eligible Employee means an Employee eligible to participate in the Plan, as provided under Section 2.1.

Employee means an employee of the Employer selected by the Employer to participate in this Plan, and who elects to participate in this Plan by executing and delivering to the Employer a Participation Agreement; provided, however, that all employees selected by the Employer shall be members of a select group of management or highly compensated employees as described in Sections 202, 301 and 401 of ERISA.

Employer means West Corporation and any entity within the same controlled group of corporations within the meaning of Sections 414(b) and (c) of the Code.

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

Investment Designation means the provisions of the Participation Agreement providing for the Investment Designation by the Participant as described in Article III of this Plan, as amended or replaced from time to time.

Participant means an Employee who has executed a Participation Agreement.

Participation Agreement means the agreement executed by Participant that includes provisions for the Employee’s Election to Defer, the Employee’s Beneficiary Designation, and the Employee’s Investment Designation.

Plan Year means the calendar year.

Salary means the Employee’s base salary, as determined by the Employer.

Trust means any trust that may be established in connection with the Plan to set-aside assets of the Plan and provide security to Participants; provided, however, that unless otherwise agreed to by the Participant and Employer, the assets held in such trust would remain the property of the employer and subject to creditors of the corporation.

Year of Service means a Plan Year in which the Employee worked at least 1,000 hours for the Employer or for any other entity which merged with the Employer or was otherwise acquired by the Employer if the Employee was employed on a full-time basis by such other entity at the time of such merger or other acquisition.

EXHIBIT A

PARTICIPATION AGREEMENT

Name of Employee:

Employee’s Address:

Social Security No:

Date of Birth:

I.    ELECTION TO DEFER

The Participant hereby elects to defer the following amount or percentage of his or her Compensation (or part thereof) pursuant to the West Corporation Nonqualified Deferred Compensation Plan (“Plan”) for the ________Plan Year (i.e., calendar year):

Base Compensation/Director Fees

________% for such year

Periodic Bonus

$________ for such year, OR

________% for such year

II.    DEFERRAL DATE

The Participant hereby elects irrevocably that, subject to the terms of the Plan, all amounts identified in Part I above for such Plan Year shall be payable on the following date:

_______________________________________________________________________

(can be no earlier than the fifth year following the Plan Year of Deferral)

III.    FORM OF PAYMENT

The Participant hereby elects irrevocably that, subject to the terms of the Plan, all amounts identified in Part I above for such Plan Year shall be payable in the form of:

________ A single, lump sum distribution

________ Five substantially equal annual installments (based on percentage)

IV. BENEFICIARY DESIGNATION

The Participant hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to Plan in accordance with Section 6.4 of the Plan (insert name, Social Security Number, relationship, date of birth and address of individuals; fully identify any Trust by the name of the trust, date of execution of the trust, the trustee’s name, the trust’s address, and the trust’s Employer Identification Number):

Primary Beneficiary(ies)	Percentage

Contingent Beneficiary(ies) (if no primary beneficiary remains)	Percentage

The Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when executed in writing by the Participant and delivered to the Employer, all in the manner as designated by the Employer from time to time.

IV.    INVESTMENT DESIGNATION FOR CURRENT DEFERRAL ELECTION

The Participant hereby designates the following investment or investments as provided in the Plan:

Name of Investment	Invested Percentage
West Corporation (“Employer Stock”)

Wells Fargo Stable Return Fund (DSRF1)

Wells Fargo Diversified Bond Fund (NVMFX)

PIMCO Total Return (PTRAX)

Wells Fargo Growth Balanced Fund (NVGBX)

MFS Balanced Domestic Total Return (MSFRX)

Wells Fargo Index Fund (NVINX)

MFS Large Cap Value (MEIAX)

Fidelity Advisor Growth Opportunities (FAGOX)

Dreyfus Appreciation (DGAGX)

Wells Fargo Large Cap Growth Fund (NVLCX)

Janus Growth & Income (JAGIX)

Goldman Sachs Mid Cap Value (GCMAX)

PIMCO MidCap Growth Fund (PMCGX)

AIM Mid Cap Equity (GTAGX)

Goldman Sachs Small Cap Value (GSSIX)

Franklin Balance Sheet Investors Fund (FRBSX)

Janus Worldwide Fund (JAWWX)

Templeton Growth Fund (TEPLX)

The Participant hereby reserves the right to change such investment designation from time to time as permitted by the Plan and the Employer, and any such change shall become effective when executed in writing by the Participant and delivered to the Employer, all in the manner as designated by the Employer from time to time; provided, however, that any election to invest in Employer Stock is irrevocable.

In the event that the Employer desires to acquire any product or other item (including but not limited to a life insurance policy on the Participant’s life) in connection with this Plan, the Participant hereby agrees to reasonably cooperate to the extent necessary in such process.

IN WITNESS WHEREOF, the Employer and the Participant have executed this Participation Agreement on the dates designated below.

Date: ________________	PARTICIPANT Signature of Participant

Date: ________________	WEST CORPORATION By: Signature of Participant Its:

Annex C

RESTATED

WEST CORPORATION

1996 STOCK INCENTIVE PLAN

Purpose

The purpose of the Plan is to provide a means through which the Company may attract able persons to become and remain directors of the Company and enter and remain in the employ or in a consulting relationship with the Company and its Subsidiaries and to provide a means whereby they can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders of the Company and these employees, directors and consultants.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Unit Awards, Performance Share Unit Awards and Stock Bonus Awards, or any combination of the foregoing. The Plan also provides for the automatic grant of Nonqualified Stock Options to Non-Employee Directors.

Definitions

The following definitions shall be applicable throughout the Plan.

“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award, Performance Share Unit Award, Stock Bonus Award, Director Stock Award or any other Stock-based award under the Plan.

“Award Agreement” means the agreement between the Company and a Participant who has been granted an Award which defines the rights and obligations of the parties with respect to such Award.

“Award Period” means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Share Units has been earned.

“Board” means the Board of Directors of the Company.

“Cause” means the Company or a Subsidiary (as the case may be) having cause to terminate a Participant’s employment or service in accordance with the provisions of any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary (as the case may be) or, in the absence of such an employment, consulting or other agreement which defines or describes such cause, upon (i) the determination by the Company or such Subsidiary (as the case may be) that the Participant has engaged, during the performance of his duties to the Company or such Subsidiary, in significant objective acts or omissions constituting dishonesty, willful misconduct or gross negligence relating to the business of the Company or a Subsidiary.

“Change in Control” shall, unless in the case of a particular award, the applicable Award Agreement states otherwise, be deemed to occur if:

(i)    the Company enters into any agreement to engage in a transaction, the consummation of which would result in any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) (other than (A) the Company, (B) any Subsidiary, (C) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary or (D) Gary West, his immediate family, any lineal decedents or any entity directly or indirectly owned or controlled by them) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities, provided that such transaction actually does occur;

(ii)    individuals who constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 2(f)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (unless the approval of the election or nomination for election of such new directors was in connection with an actual or threatened election or proxy contest), cease for any reason to constitute at least a majority thereof;

(iii)    the Company enters into any agreement to engage in a transaction, the consummation of which would result in, or the stockholders of the Company approve, a merger or consolidation of the Company with any other corporation, and such merger or consolidation actually does occur other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above in (i), including the exemptions thereto) acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities; or

(iv)    the Company enters into any agreement to engage in a transaction, the consummation of which would result in, or the stockholders of the Company approve, a complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets of any transaction having a similar effect, provided that such liquidation, sale or disposition actually does occur.

“Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

“Committee” means the full Board, the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock par value $0.01 per share, of the Company.

“Company” means West Corporation, a Delaware corporation.

“Consummation Date” shall mean the date of consummation of the Company’s initial public offering of Common Stock.

“Date of Grant” means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

“Director Stock Option” means the Award of a Nonqualified Stock Option to Non-Employee Directors pursuant to Section 12.

“Director Stock Option Agreement” means the agreement entered into with respect to a Director Stock Option pursuant to Section 12.

“Disability” means the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced or, if the Participant was retired when such disability commenced, the inability to engage in any substantial gainful activity, in either case as determined by the Committee based upon medical evidence acceptable to it.

“Eligible Person” means any (i) person regularly employed by the Company or a Subsidiary; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or Subsidiary other than an Non-Employee Director; or (iii) consultant to the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or

(iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately.

“Holder” means a Participant who has been granted an Award.

“Incentive Stock Option” means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an “incentive stock option” within the meaning of Section 422 of the Code.

“IPO Price” means the price at which Common Stock is sold in the Company’s initial public offering.

“Non-Employee Director” means a member of the Board who is not an employee of the Company.

“Nonqualified Stock Option” means an Option granted under the Plan which is not designated as an Incentive Stock Option.

“Normal Termination” means termination of employment or service with the Company or a Subsidiary:

Upon	retirement pursuant to the retirement plan of the Company or a Subsidiary (as the case may be), as may be applicable at the time to the Participant in question;

With written approval of the Committee; or

By the Company without Cause.

“Option” means an Award granted under Section 7 of the Plan.

“Option Period” means the period described in Section 7(c).

“Option Price” means the exercise price set for an Option described in Section 7(a).

“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 7 and a Non-Employee Director who has received an automatic grant of Nonqualified Stock Options pursuant to Section 12.

“Performance Goals” means the performance objectives of the Company during an Award Period or Restricted Period, with respect to Performance Share Units, Restricted Stock or Phantom Stock Units, respectively, established for the purpose of determining whether, and to what extent, such Awards will be earned for an Award Period or Restricted Period.

“Performance Share Unit” means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 9 of the Plan.

“Phantom Stock Unit” means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 10 of the Plan.

“Plan” means the Company’s Restated 1996 Stock Incentive Plan.

“Qualified Committee” means a committee composed of at least two Qualified Directors.

“Qualified Director” means a person who is (i) a “non-employee director,” as defined in Rule 16b-3 under the Exchange Act or any successor rule or regulation, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

“Restricted Period” means, with respect to any share of Restricted Stock or any Phantom Stock Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 10 of the Plan.

“Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 10 of the Plan.

“Restricted Stock Award” means an Award of Restricted Stock granted under Section 10 of the Plan.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock” means the Common Stock or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.

“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

“Stock Bonus” means a stock bonus award granted under Section 11 of the Plan.

“Strike Price” means the price set for an SAR described in Section 8(a).

“Subsidiary” means any corporation 50% or more of whose stock having general voting power is owned by the Company, or by another Subsidiary, as herein defined, of the Company.

“Vested Unit” shall have the meaning ascribed thereto in Section 10(e).

Effective Date, Duration and Shareholder Approval

The Plan is effective as of September 24, 1996, the date of adoption of the Plan by the Board. The effectiveness of the Plan and the validity of any and all Awards granted pursuant to the Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with (i) Section 422(b)(1) and, to the extent required to preserve the Company’s income tax deductions, Section 162(m) of the Code and (ii) the requirements of the primary national securities exchange with which the Common Stock is listed, if so listed, and/or the National Market System of the National Association of Securities Dealers Automated Quotation System, if the Common Stock is quoted thereon. Unless and until the stockholders approve the Plan in compliance with the applicable requirements, no Award granted under the Plan shall be effective. See Section 19 for the applicability of the shareholder approval requirements of Section 162(m) of the Code.

The expiration date of the Plan, after which no Awards may be granted hereunder, shall be September 24, 2006; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

Administration

The Plan shall be administered by the full Board or a committee of the Board composed of at least two persons, each member of which, at the time he takes any action with respect to an Award under the Plan, shall be a “non-employee director,” as defined in Rule 16b-3 under the Exchange Act or any successor rule or regulation; provided that as of and after the date that the exemption for the Plan under Section 162(m) of the Code expires, as set forth in Section 19 herein, to the extent that the Company determines that payment with respect to any Award is intended to be fully deductible by the Company without regard to Section 162(m) of the Code, the Plan shall be administered by a Qualified Committee. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

Subject to the provisions of the Plan, the Committee shall have exclusive power to:

Select the Eligible Persons to participate in the Plan;

Determine the nature and extent of the Awards to be made to each Participant;

Determine the time or times when Awards will be made to Eligible Persons;

Determine the duration of each Award Period and Restricted Period;

Determine the conditions to which the payment of Awards may be subject;

Establish the Performance Goals, if any, for each Award Period;

Prescribe the form of Award Agreement or other form or forms evidencing Awards; and

Cause records to be established in which there shall be entered, from time to time as Awards are made to Eligible Persons, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, SARs, Phantom Stock Units, Performance Share Units, shares of Restricted Stock and Stock Bonuses awarded by the Committee to each Eligible Person, and the expiration date and the duration of any applicable Award Period or Restricted Period.

The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee’s interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

Grant of Awards; Shares Subject to the Plan

The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units, Performance Share Units, Stock Bonuses and/or any other Award authorized under the Plan to one or more Eligible Persons; provided, however, that:

Subject to Section 15, the aggregate number of shares of Stock made subject to all Awards may not exceed 9,499,500;

Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option, SAR not attached to an Option, Restricted Stock Award, Phantom Stock Unit or Performance Share Unit shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan;

Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase;

Following the date that the exemption from the application of Section 162(m) of the Code described in Section 19 (or any other exemption having similar effect) ceases to apply to Awards, no Participant may receive Options or SARs under the Plan with respect to more than 1,000,000 shares of Stock in any one year; and

The Committee may, in its sole discretion, require a Participant to pay consideration for an Award in an amount and in a manner as the Committee deems appropriate.

Eligibility

Participation shall be limited to Eligible Persons selected by the Committee.

Stock Options

The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company. Each Option so granted shall be subject to the following conditions or to such other conditions as may be reflected in the applicable Award Agreement.

Option Price.    The exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but, with respect to Nonqualified Stock Options, shall not be less than 85% of the Fair Market Value of a share of Stock at the Date of Grant, and with respect to Incentive Stock Options, shall not be less than the Fair Market Value of a share of Stock at the Date of Grant; provided, however, that (i) the Option Price for each Option issued on or as of the Consummation Date shall be the IPO Price and (ii) following the date that the exemption from the application of Section 162(m) of the Code described in Section 19 (or any other exemption having similar effect) ceases to apply to Options, all Options intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Date of Grant.

Manner of Exercise and Form of Payment.    Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable by bank draft, certified personal check or by wire transfer and/or shares of Stock valued at the

Fair Market Value at the time the Option is exercised (provided that such Stock has been held by the Participant for at least six months) or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, or (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price.

Option Period and Expiration.    Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years with respect to Incentive Stock Options and ten years and one day with respect to Nonqualified Stock Options, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Option Award Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

If prior to the end of the Option Period, the Holder shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is ninety days after the date of such Normal Termination. In such event, the Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination. If the Holder dies prior to the end of the Option Period and while still in the employ or service of the Company or within thirty days of Normal Termination or such Holder becomes Disabled, the Option shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of death or Disability of the Holder. In the event of death, the Option shall remain exercisable by the person or persons to whom the Holder’s rights under the Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Option was exercisable by the Holder at the time of death. If the Holder ceases employment or service with the Company for reasons other than Normal Termination, death or Disability, the Option shall expire immediately upon such cessation of employment or service. Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Award Agreement, which shall be subject to the following terms and conditions:

Each Option issued pursuant to this Section 7 or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof. Each share of Stock purchased through the exercise of an Option issued pursuant to this Section 7 shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or exercises a related SAR or when the Option expires. Subject to Section 14(k), Options issued pursuant to this Section 7 shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder’s lifetime only by him. Each Option issued pursuant to this Section 7 shall vest and become exercisable by the Holder in accordance with the vesting schedule established by the Committee and set forth in the Award Agreement. Each Award Agreement may contain a provision that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option issued pursuant to this Section 7 a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option issued pursuant to this Section 7 shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws. Each Incentive Stock Option Award Agreement shall contain a provision requiring the Holder to notify the Company in writing immediately after the Holder makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Holder acquired the Stock by exercising the Incentive Stock Option.

Incentive Stock Option Grants to 10% Stockholders.    Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Holder who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

$100,000 Per Year Limitation for Incentive Stock Options.    To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

Voluntary Surrender.    The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option issued pursuant to this Section 7 and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

Stock Appreciation Rights

Any Option granted under the Plan may include SARs, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment. The Committee also may award SARs to Eligible Persons independent of any Option. An SAR shall confer on the Holder thereof the right to receive in shares of Stock, cash or a combination thereof the value equal to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Strike Price of the SAR, with respect to every share of Stock for which the SAR is granted. An SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

Strike Price.    The Strike Price per share of Stock for which an SAR is granted shall be set by the Committee at the time of grant, but (i) with respect to an SAR granted in connection with an Option the Strike Price shall be equal to the Option Price of such Option and (ii) with respect to an SAR granted independently of an Option, the Strike Price shall not be less than 85% of the Fair Market Value of a share of Stock at the Date of Grant.

Vesting.    SARs granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option. An SAR granted independently of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award Agreement.

Automatic Exercise.    If on the last day of the Option Period (or in the case of an SAR granted independently of an Option, the period established by the Committee after which the SAR shall expire), the Fair Market Value of the Stock exceeds the Strike Price, the Holder has not exercised the SAR or the corresponding Option (if any), and neither the SAR nor the corresponding Option (if any), has expired, such SAR shall be deemed to have been exercised by the Holder on such last day and the Company shall make the appropriate payment therefor.

Payment.    Upon the exercise of an SAR, the Company shall pay to the Holder an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Strike Price. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

Method of Exercise.    A Holder may exercise an SAR after such time as the SAR vests by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded.

Expiration.    Each SAR shall cease to be exercisable, as to any share of Stock, when the Holder exercises the SAR or exercises a related Option, with respect to such share of Stock. Except as otherwise provided, in the case of SARs granted in connection with Options, an SAR shall expire on a date designated by the Committee which is not later than ten years and one day after the Date of Grant of the SAR; provided, however, with respect to an SAR granted in connection with an Incentive Stock Option, the SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR.

Performance Shares

Award Grants.    The Committee is authorized to establish Performance Share programs to be effective over designated Award Periods determined by the Committee. The Committee may grant Awards of Performance Share Units to Eligible Persons in accordance with such Performance Share programs. Before or within 90 days after the beginning of each Award Period, the Committee will establish written Performance Goals based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on stockholders’ equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Eligible Person who is selected to receive such an Award. The Committee may add new Participants to a Performance Share program after its commencement by making pro rata grants. Notwithstanding the above, following the date that the exemption from Section 162(m) of the Code described in Section 19 (or any other) exemption having similar effect cease to apply to Performance Unit Awards, with respect to such Performance Unit Awards intended to qualify a “performance-based compensation” under Section 162(m) of the Code: (i) no more than 200,000 Performance Share Units may be awarded to any Eligible Person with respect to any Award Period and (ii) Performance Goals must be based on one or more of the following which may be expressed either on an absolute basis or relative to other companies selected by the Committee:

return on capital, equity, or operating costs;

economic value added;

margins;

total stockholder return on market value;

operating profit or net income;

cash flow, earnings before interest and taxes, or earnings before interest, taxes and depreciation;

sales;

costs or expenses.

Determination of Award.    At the completion of a Performance Share Award Period, or at other times as specified by the Committee, the Committee shall calculate the number of shares of Stock earned with respect to each Participant’s Performance Share Unit Award by multiplying the number of Performance Share Units granted to the Participant by a performance factor (which may be no greater than 50%) representing the degree of attainment of the Performance Goals.

Payment of Performance Share Unit Awards.    Performance Share Unit Awards shall be payable in that number of shares of Stock determined in accordance with Section 8(b); provided, however, that, at its discretion, the Committee may make payment to any Participant in the form of cash upon the specific request of such Participant. The amount of any payment made in cash shall be based upon the Fair Market Value of the Stock on the day prior to payment. Payments of Performance Share Unit Awards shall be made as soon as practicable after the completion of an Award Period.

Adjustment of Performance Goals.    The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, (i) extraordinary or non-recurring events experienced during an Award Period by the Company or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained; (ii) any significant changes that may have occurred during such Award Period in applicable accounting rules or principles or changes in the Company’s method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned; or (iii) any significant changes that may have occurred during such Award Period in tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards; provided, however, that following the date that the exemption from the application of Section 162(m) of the Code described in Section 19 herein (or any other exemption having similar effect) ceases to apply to Performance Unit Awards, with respect to such Performance Unit Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustment shall be made only to the extent that the Committee determines that such adjustments may be made without a loss of deductibility of the compensation includible with respect to such Award under Section 162(m) of the Code.

Restricted Stock Awards and Phantom Stock Units

Award of Restricted Stock and Phantom Stock Units.

The Committee shall have the authority (1) to grant Restricted Stock and Phantom Stock Unit Awards, (2) to issue or transfer Restricted Stock to Eligible Persons, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, and (ii) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Holder shall fail to execute a Restricted Stock Award Agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 10(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Holder or withheld by the Company for the Holder’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash dividends or stock dividends so withheld by the Committee shall not be subject to forfeiture.

Upon the Award of Restricted Stock, the Committee shall cause a Stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the Stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any Stock certificate held by it registered in the name of the Holder.

No shares of Stock shall be issued at the time a Phantom Stock Unit Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. Holders of Phantom Stock Units shall receive an amount equal to the cash dividends paid by the Company upon one share of Stock for each Phantom Stock Unit then credited to such Holder’s account (“Dividend Equivalents”). The Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, each Holder of an Award of Phantom Stock Units such Dividend Equivalents. Dividend Equivalents credited to a Holder’s account shall be subject to forfeiture on the same basis as the related Phantom Stock Units, and may bear interest at a rate and subject to such terms as are determined by the Committee.

Restrictions.

Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the Stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; and (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and the Award Agreement and, to the extent such shares are forfeited, the Stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

Phantom Stock Units awarded to any Participant shall be subject to (1) forfeiture until the expiration of the Restricted Period, to the extent provided in subparagraph (d) and the Award Agreement, and to the extent such Awards are forfeited, all rights of the Holder to such Awards shall terminate without further obligation on the part of the Company and (2) such other terms and conditions as may be set forth in the applicable Award agreement.

The Committee shall have the authority to remove any or all of the restrictions on the Restricted

Stock and Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Award, such action is appropriate.

Restricted Period.    The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in a schedule established by the Committee and set forth in the written Award Agreement.

Forfeiture Provisions.    Except to the extent determined by the Committee and reflected in the underlying Award Agreement, in the event a Holder terminates employment with the Company during a Restricted Period for any reason, that portion of the Award with respect to which restrictions have not expired shall be completely forfeited to the Company.

Delivery of Restricted Stock and Settlement of Phantom Stock Units.    Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 10(b) and the Award Agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his beneficiary, without charge, the Stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or Stock dividends credited to the Holder’s account with respect to such Restricted Stock and the interest thereon, if any.

Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Holder, or his beneficiary, without charge, one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit and the interest thereon, if any; provided, however, that, if so noted in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for Vested Units. If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

Stock Restrictions.    Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the Restricted Period with respect to such Stock:

“Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of                     , between West Corporation and                         . A copy of such Agreement is on file at the offices of the Company at 11808 Miracle Hills Drive, Omaha, Nebraska 68154.”

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

Other Awards

The Committee may issue unrestricted Stock or any other Stock-based award under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. Stock Bonus Awards under the Plan may be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

Automatic Grants of Stock Options to Non-Employee Directors

Grants of Directors Stock Options.    On such date on or after February 1, 1997, any person first becomes a Non-Employee Director, such person shall be automatically granted without further action by the Board or the Committee a Nonqualified Stock Option to purchase 14,000 shares of Stock (the “Initial Grant”). Thereafter, for the remainder of the term of the Plan and provided he remains a Non-Employee Director, on the date of each of the Company’s annual meeting of stockholders, each Non-Employee Director shall be automatically granted without further action by the Board or the Committee a Nonqualified Stock Option to Purchase 5,000 shares of Stock (the “Annual Grant”). All such Options granted to Non-Employee Directors shall hereinafter be referred to as Director Stock Options.

Option Price; Vesting.

All Director Stock Options shall have an Option Price per share equal to the Fair Market Value of a share of Stock on the Date of Grant. Subject to expiration under the circumstances described in Section 12(c), the number of shares of Stock subject to each Initial Grant shall vest and become exercisable on the anniversary following the Date of Grant indicated in the following table:

Anniversary	Number of Shares Vested
1st	6,000
2nd	4,000
3rd	4,000

Subject to expiration under the circumstances described in Section 12(c), the number of shares of Stock subject to each Annual Grant shall vest and become exercisable on the anniversary following the Date of Grant indicated on the following table:

Anniversary	Number of Shares Vested
1st	1,000
2nd	2,000
3rd	2,000

Term; Expiration.    The term of each Non-Employee Director Option (“Term”), after which each such Option shall expire, shall be ten years from the Date of Grant. If prior to the expiration of the Term of a Director Stock Option, the Non-Employee Director shall cease to be a member of the Board for any reason other than his death or Disability, the Director Stock option shall expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Director Stock Option, a Non-Employee Director shall cease to be a member of the Board by reason of his death or Disability, the Director Stock option shall expire on the earlier of the expiration of the Term or the date that is one year after the date of such cessation. Notwithstanding the above, the Board may in its discretion, accelerate the vesting of a Director Stock Option upon a Non-Employee Director’s ceasing to be a member of the Board under such circumstances as the Board shall determine. In the event a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Non-Employee Director Option shall thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation.

Director Stock Option Agreement.    Each Director Stock Option shall be evidenced by a Director Stock Option Agreement, which shall contain such provisions as may be determined by the Committee.

Nontransferability; Exclusive Grant.    Subject to Section 14(k), Non-Employee Director options shall not be transferable except by will or the laws of descent and distribution and shall be exercisable during the Non-Employee Director’s lifetime only by him.

Controlling Stockholders.    Notwithstanding anything to the contrary in this Plan, no Controlling Stockholder shall be eligible to receive Director Stock Options pursuant to this Section 12. For purposes of this Section 12(f), the term “Controlling Stockholder” means any person who, either alone or pursuant to an arrangement or understanding with one or more other persons (i) owns and has voting power to vote more than fifty percent (50%) of the outstanding voting equity securities of the Company or (ii) otherwise exercises a controlling influence over the management or policies of the Company by virtue of the person’s position as a stockholder of the Company.

Non-Competition Provisions

In addition to such other conditions as may be established by the Committee, in consideration of the granting of Awards under the terms of this Plan, the Committee, in its discretion, may include non-competition provisions in the applicable Award Agreement.

General

Additional Provisions of an Award.    Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

Privileges of Stock Ownership.    Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

Government and Other Regulations.    The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

Tax Withholding.    Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company prior to delivery of such Stock, the amount of any such taxes which the Company is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner.

Claim to Awards and Employment or Service Rights.    No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company.

Designation and Change of Beneficiary.    Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

No Liability of Committee Members.    No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Governing Law.    The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

Funding.    No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

Nontransferability.    A person’s rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder’s death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, allow in an Award Agreement for transfer of Awards other than Incentive Stock Options to other persons or entities.

Reliance on Reports.    Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

Expenses.    The expenses of administering the Plan shall be borne by the Company.

Pronouns.    Masculine pronouns and other words of masculine gender shall refer to both men and women.

Titles and Headings.    The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

Changes in Capital Structure

Awards granted under the Plan and any Award Agreements shall be subject to equitable adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or (iii) upon the occurrence of any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such corporate or other event, the aggregate number of shares of Stock available under the Plan and the maximum number of shares of Stock with respect to which any one person may be granted in connection with Awards during any year shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Following the date that the exemption from the application of Section 162(m) of the Code expires, as set forth in Section 19 herein, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for such Awards under

Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Notwithstanding the above, in the event of any of the following:

The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

All or substantially all of the assets of the Company are acquired by another person;

The reorganization or liquidation of the Company; or

The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its sole discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 15 may be varied by the Committee in any particular Award agreement.

Change in Control

Except to the extent stated otherwise in any individual Award Agreement, upon the occurrence of a Change in Control (i) all outstanding Options and freestanding SARs shall become immediately exercisable in full, (ii) all restrictions with respect to outstanding shares of Restricted Stock shall lapse, (iii) all outstanding Phantom Stock Units will be immediately converted into shares of Stock, or cash equivalents at the discretion of the Committee, and paid out to such Holders, and (iv) the Committee will make a determination on the degree of achievement of all Performance Goals with respect to outstanding Performance Share Units and shall make such payments with respect thereto as it deems appropriate.

Nonexclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

Amendment and Termination

The Board may at any time terminate the Plan. With the express written consent of an individual Participant, the Board or the Committee may cancel or reduce or otherwise alter outstanding Awards. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided that any such amendment shall be contingent on obtaining the approval of the shareholders of the Company if the Committee determines that such approval is necessary to comply with any requirement of law or rule of any stock exchange on which the Company’s equity securities are traded, or in order for Awards to qualify for an exception from Section 162(m) of the Code.

Effect of Section 162(m) of the Code

The Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. As of the Plan’s effective date, the exemption is based on Treasury Regulation Section 1.162-27(f), which generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. Under such Treasury Regulation, this exemption is available to the Plan for the duration of the period that lasts until the earlier of (i) the expiration or material modification of the Plan, (ii) the exhaustion of the maximum number of shares of Stock available for Awards under the Plan, as set forth in Section 5(a), or (iii) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act. The Committee may, without shareholder approval, amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

*    *    *

As adopted by the Board of Directors of

West Corporation

June 3, 2002

Amendment No. 1

to the

Restated West Corporation 1996 Stock Incentive Plan

WHEREAS, West Corporation, a Delaware corporation (the “Company”), currently maintains and sponsors the Restated West Corporation 1996 Stock Incentive Plan (the “Plan”); and

WHEREAS, Section 18 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time.

NOW, THEREFORE, pursuant to the authority reserved to the Board, subject to the approval of stockholders of the Company at the next annual meeting of the stockholders in accordance with applicable law, the Plan is hereby amended as follows, effective as of January 1, 2003:

1.    By deleting Section 5(a) in its entirety and replacing it with the following:

(a)    Subject to Section 15, the aggregate number of shares of Stock made subject to all Awards may not exceed 12,499,500;

2.    By deleting Section 7(c)(i) in its entirety and replacing it with the following:

(i)    If prior to the end of the Option Period, the Holder shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is ninety days after the date of such Normal Termination; provided, however, that, for any Nonqualified Stock Option granted on or following January 1, 2003, if the Holder is an Executive Vice President or above on the Date of Grant, such Nonqualified Stock Option shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of such Normal Termination. In such event, the Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination.

3.    By adding new Section 7(c)(iv) to read as follows:

(iv)    Notwithstanding anything Section 7(c)(i) above or any provision of an Award Agreement to the contrary, for any Holder who is an Executive Vice President or above on January 1, 2003, if prior to the end of the Option Period, the Holder shall undergo a Normal Termination, any Nonqualified Stock Option that (A) was granted to such Holder prior to January 1, 2003, and (B) had an Option Price greater than or equal to the Fair Market Value on January 1, 2003, shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of such Normal Termination.

4.    Except as modified by this Amendment No. 1, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the 30th day of December, 2002, on behalf of the Board.

By:	/s/ THOMAS B. BARKER
Name:	Thomas B. Barker
Title:	President and CEO

                                WEST CORPORATION
                            11808 Miracle Hills Drive
                              Omaha, Nebraska 68154

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Gary L. West and Mary E. West and each of them, attorneys and agents, with power of substitution, in each of them for and in the name and place of the undersigned, to vote as proxy the number of shares of Common Stock that the undersigned would be entitled to vote if they were personally present at the Annual Meeting of the Stockholders of West Corporation
to be held at 11808 Miracle Hills Drive, Omaha, Nebraska on Wednesday, May 15,
2003 at 9:00 a.m., Central Daylight Time, or at any adjournment or postponement thereof, as designated on the reverse side hereof.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE OR VOTE BY TELEPHONE OR INTERNET AS DESCRIBED ON THE REVERSE SIDE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments or postponements thereof.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

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                   [UP ARROW] FOLD AND DETACH HERE [UP ARROW]

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                              Voter Control Number

                          [                        ]

                Your vote is important. Please vote immediately.

                        Vote-by-Internet [INTERNET LOGO]

1.   Log on to the Internet and go to http://www.eproxyvote.com/wstc

2.   Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.

                                       OR

                       Vote-by-Telephone [TELEPHONE LOGO]

1.   Call toll-free
     1-877-PRX-VOTE (1-877-779-8683)

2.   Enter your Voter Control Number listed above and follow the easy recorded instructions.

  If you vote over the Internet or by telephone, please do not mail your card.

[WCSCM-WEST CORPORATION) [FILE NAME: ZWCSC1.ELX] [VERSION-(1)]
[03/18/03]  [orig. 03/18/03]

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZWCSC1

[X] Please mark
    votes as in
    this example

              ----------------------------------------------------
                                WEST CORPORATION
              ----------------------------------------------------

1. Election of Directors               This proxy when executed will be
                                       voted in the manner directed herein.
   Nominees: (01) Thomas B. Barker     If no direction is made, this proxy
             (02) William E. Fisher    will be voted FOR the nominees in
                                       proposal 1 and FOR proposals 2, 3, 4, 5.

   For                Withheld
   Both   [ ]   [ ]  From Both
 Nominees            Nominees

   [ ]
      ------------------------
      For both nominees except
      as noted above

                                                          FOR  AGAINST  ABSTAIN

2. Ratification of appointment of
   Deloitte & Touche, LLP as auditors.                    [ ]    [ ]      [ ]

3. Ratification of the adoption of the
   2002 Employee Stock Purchase Plan.                     [ ]    [ ]      [ ]

4. Ratification of the adoption of the
   Nonqualified Deferred Compensation Plan.               [ ]    [ ]      [ ]

5. Ratification to increase share reserve
   on the Restated West Corporation
   1996 Stock Incentive Plan.                             [ ]    [ ]      [ ]

In accordance with their discretion, the proxies are authorized to vote upon all other matters that may properly come before said Annual Meeting and any adjournment or postponement thereof.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR the nominees in proposal 1 and FOR proposals 2, 3, 4 and 5.
--------------------------------------------------------------------------------

Mark box at right if an address change or comment
has been noted on the reverse side of this card.                  [ ]

Please be sure to sign and date this Proxy.

Signature:               Date:        Signature:               Date:
          --------------      -------           --------------      -------

                   [UP ARROW] FOLD AND DETACH HERE [UP ARROW]